UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report

12 | 31 | 17

Putnam VT

Absolute Return 500 Fund®

Message from the Trustees

February 13, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2017

Class IA: $10.88	Class IB: $10.73

Total return at net asset value

			ICE	Bloomberg
			BofAML	Barclays
			U.S.	U.S.
(as of	Class IA	Class IB	Treasury	Aggregate	S&P 500	Fund’s
12/31/17)	shares*	shares*	Bill Index	Bond Index	Index	target†
1 year	7.19%	6.98%	0.81%	3.54%	21.83%	5.81%
5 years	17.40	15.82	1.42	10.95	108.14	—
Annualized	3.26	2.98	0.28	2.10	15.79	5.28
Life	18.22	16.17	1.61	22.61	126.08	—
Annualized	2.54	2.27	0.24	3.10	13.00	5.24

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

*Class inception date: May 2, 2011.

† Fund’s benchmark plus 5.00%. No information for the target return is provided for periods of less than one year.

The S&P 500 Index is an unmanaged index of common stock performance. The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability,quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Putnam VT Absolute Return 500 Fund	1

Report from your fund’s manager

How would you characterize the fund’s investment environment during the 12-month reporting period ended December 31, 2017?

It proved to be a solid year for markets. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March. Through the end of the period in December, the market experienced relatively low volatility and multiple new record highs for major indexes. During the period, investors did not react noticeably to geopolitical concerns on the Korean peninsula, or to the extreme hurricane season in the Caribbean. Lack of legislative progress also failed to deter investors. In late December, the U.S. Congress passed a major tax reform bill after what proved to be a contentious year in Washington.

With the economy maintaining a solid footing, the Federal Reserve increased its target for short-term interest rates three times during the 12-month period, as was expected. During the period, the yield curve flattened as short-term rates increased and the benchmark 10-year Treasury bond yield was mostly unchanged. In October, the Fed began unwinding its balance sheet of over $4 trillion in bonds, amassed since the 2008 financial crisis.

How did Putnam VT Absolute Return 500 Fund perform in this environment?

For the 12 months ended December 31, 2017, the fund’s class IA shares returned 7.19%, outperforming the fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, which posted a gain of 0.81%. The fund outperformed its target during the period, which seeks the return of its benchmark plus 5.00% over a reasonable time [generally at least three years or more] regardless of market conditions.

How would you characterize the fund’s positioning during the reporting period?

The VT Putnam Absolute Return 500 Fund seeks to achieve risk-and-return characteristics by dynamically allocating assets using a combination of directional [market sensitive] and non-directional [market neutral] strategies. In addition, both the composition and total level of risk can be dynamically managed depending on market conditions and the prevailing opportunity set.

During 2017, strength in the portfolios came from both directional and non-directional strategies. Within directional strategies, equity exposure was the biggest driver of returns. Positioning in inflation, credit, and rates risk also added value to fund performance.

Non-directional strategies were also positive for the year. Performance was led by, what we term, alternative beta strategies, including a trading strategy designed to take advantage of short-term moves in the S&P 500 Index. Long/short strategies across equities also finished positive, and regional equity long/shorts, commodity alpha, and currency alpha strategies also added value to fund results. Fixed-income selection alpha, driven by a strategy focused in structured credit, primarily mortgages, was a boost to fund performance. A quantitatively driven emerging-market equity selection strategy was one slight detractor from fund performance.

How did the fund use derivatives during the period?

The fund typically uses a variety of derivative instruments to help manage its exposure to market risk. It is our view that the prudent use of derivative instruments such as futures, forward currency contracts, and various swap mechanisms, together with strong management controls, can help us manage portfolio risk more efficiently. During the period, our use of derivatives had a positive effect on the portfolio’s return.

What is your outlook for the coming months?

We continue to favor non-directional risk over directional-risk strategies. Against the backdrop of what we consider to be a complicated global economic picture, we think we may be able to add the most value by using non-directional strategies. Within directional risk, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

We see strong but competing forces within both equity and credit markets, where stretched valuations and tighter spreads appear to be balanced by continued momentum and tailwinds from December’s tax reform, in our view.

As we enter 2018, we believe there is a potential for energy prices to exhibit increased volatility, though it is unclear to us if they will move higher or lower. The global supply/demand balance may favor higher prices, however, that in turn could lead to higher supply and lower prices.

Within this environment, our non-directional strategies will continue to pursue opportunities across a variety of asset classes and available strategies. Moving forward in 2018, equity selection alpha makes up the largest portion of non-directional risk, though we continue to focus on less-rate-sensitive fixed-income sectors, such as mortgage-backed securities, and other alternative sources of return.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in

2	Putnam VT Absolute Return 500 Fund

bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund is managed by Chief Investment Officer, Global Asset Allocation, Robert J. Schoen and Co-Head of Global Asset Allocation Jason R. Vaillancourt, CFA.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment goal and strategy. The fund’s goal will be to seek positive total return and the investment strategy will remain substantially the same, but with a higher risk/return profile resulting from increased exposure to certain equity and equity-like asset classes. In connection with these changes, the fund’s name will change to Putnam VT Multi-Asset Absolute Return Fund. Putnam Management anticipates that the changes will be effective on or about April 30, 2018. See the prospectus supplement for more information.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/16*	0.92%	1.17%
Total annual operating expenses for the fiscal
year ended 12/31/16	1.43%	1.68%
Annualized expense ratio for the six-month
period ended 12/31/17†	0.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/18.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.63	$5.92	$4.58	$5.85
Ending value
(after
expenses)	$1,042.10	$1,040.70	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Absolute Return 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT Absolute Return 500 Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Putnam VT Absolute Return 500 Fund	5

The fund’s portfolio 12/31/17

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association
Pass-Through Certificates 4.482%, 1/20/61 [i]	$31,711	$31,835
		31,835
U.S. Government Agency Mortgage Obligations (12.3%)
Federal National Mortgage Association
Pass-Through Certificates
3.50%, TBA, 2/1/48	2,000,000	2,050,938
3.50%, TBA, 1/1/48	2,000,000	2,054,219
		4,105,157
Total U.S. government and agency mortgage
obligations (cost $4,124,804)		$4,136,992

COMMON STOCKS (11.3%)*	Shares	Value

Basic materials (1.2%)
Anhui Conch Cement Co., Ltd. (China)	10,000	$47,029
China Lesso Group Holdings, Ltd. (China)	36,000	23,312
China Railway Construction Corp., Ltd. (China)	32,500	37,654
Lotte Chemical Corp. (South Korea)	160	54,878
Mondi, Ltd. (South Africa)	1,410	36,327
PTT Global Chemical PCL (Thailand)	28,500	74,333
Sappi, Ltd. (South Africa)	5,299	38,326
Siam Cement PCL (The) (Thailand)	4,150	62,299
Sinopec Shanghai Petrochemical Co., Ltd. (China)	72,000	41,015
		415,173
Capital goods (0.3%)
China Railway Group, Ltd. (China)	72,000	53,261
United Tractors Tbk PT (Indonesia)	19,700	51,340
		104,601
Communication services (1.3%)
China Mobile, Ltd. (China)	1,000	10,122
China Telecom Corp., Ltd. (China)	42,000	19,984
DISH Network Corp. Class A †	4,808	229,582
LG Uplus Corp. (South Korea)	3,361	43,948
SK Telecom Co., Ltd. (South Korea)	254	63,372
Telekomunikasi Indonesia Persero Tbk PT
(Indonesia)	210,900	68,641
		435,649
Consumer cyclicals (1.2%)
China Dongxiang Group Co., Ltd. (China)	45,000	8,339
Dongfeng Motor Group Co., Ltd. (China)	28,000	33,893
Ford Otomotiv Sanayi AS (Turkey)	2,166	34,445
Genting Bhd (Malaysia)	19,800	44,964
Haier Electronics Group Co., Ltd. (China)	3,000	8,216
Imperial Holdings, Ltd. (South Africa)	1,466	31,025
Itausa - Investimentos Itau SA
(Preference) (Brazil)	1,100	3,588
KOC Holding AS (Turkey)	7,623	37,171
Naspers, Ltd. Class N (South Africa)	34	9,473
Pou Chen Corp. (Taiwan)	23,000	29,769
President Chain Store Corp. (Taiwan)	3,000	28,589
Qualicorp SA (Brazil)	6,300	58,877
Smiles Fidelidade SA (Brazil)	3,100	70,932
		399,281
Consumer staples (0.3%)
Gruma SAB de CV Class B (Mexico)	745	9,448
Hanwha Corp. (South Korea)	1,008	39,028
Indofood Sukses Makmur Tbk PT (Indonesia)	64,500	36,208
		84,684

COMMON STOCKS (11.3%)* cont.	Shares	Value

Energy (0.5%)
China Shenhua Energy Co., Ltd. (China)	15,000	$38,803
PTT PCL (Foreign depositary shares) (Thailand)	4,200	56,447
SK Innovation Co., Ltd. (South Korea)	295	56,175
Thai Oil PCL (Thailand)	4,600	14,609
		166,034
Financials (2.7%)
Agricultural Bank of China, Ltd. (China)	142,000	66,082
Banco Santander (Brasil) S.A. (Units) (Brazil)	1,200	11,533
Bank Negara Indonesia Persero Tbk PT (Indonesia)	3,700	2,697
Bank of China, Ltd. (China)	81,000	39,747
Bank of Communications Co., Ltd. (China)	65,000	48,184
Chailease Holding Co., Ltd. (Taiwan)	14,000	40,696
China Cinda Asset Management Co., Ltd. (China)	104,000	38,066
China Construction Bank Corp. (China)	132,000	121,417
China Huarong Asset Management Co., Ltd. (China)	95,000	44,742
Chongqing Rural Commercial Bank Co., Ltd. (China)	39,000	27,550
Guangzhou R&F Properties Co., Ltd. (China)	15,200	34,269
Hyundai Marine & Fire Insurance Co., Ltd.
(South Korea)	191	8,376
Industrial & Commercial Bank of China, Ltd.
(China)	141,000	113,070
Industrial Bank of Korea (South Korea)	5,063	77,640
KB Financial Group, Inc. (South Korea)	95	5,617
Old Mutual PLC (South Africa)	21,653	67,718
People’s Insurance Co. Group of China, Ltd.
(China)	82,000	40,244
Shinhan Financial Group Co., Ltd. (South Korea)	629	29,031
Turkiye Garanti Bankasi AS (Turkey)	12,939	36,651
Turkiye Halk Bankasi AS (Turkey)	2,596	7,392
Turkiye Is Bankasi Class C (Turkey)	17,474	32,153
Yuanta Financial Holding Co., Ltd. (Taiwan)	47,000	21,773
		914,648
Health care (0.1%)
Guangzhou Baiyunshan Pharmaceutical
Holdings Co., Ltd. (China)	2,000	5,899
Hengan International Group Co., Ltd. (China)	2,000	22,199
		28,098
Technology (2.9%)
Acer, Inc. (Taiwan)	34,000	27,509
Alibaba Group Holding, Ltd. ADR (China) † S	397	68,455
Changyou.com, Ltd. ADR (China) †	907	33,042
Hon Hai Precision Industry Co., Ltd. (Taiwan)	30,100	95,882
Pegatron Corp. (Taiwan)	13,000	31,419
Radiant Opto-Electronics Corp. (Taiwan)	16,000	37,936
Samsung Electronics Co., Ltd. (South Korea)	123	292,220
SK Hynix, Inc. (South Korea)	761	53,733
Taiwan Semiconductor Manufacturing Co., Ltd. ADR
(Taiwan)	2,007	79,578
Tencent Holdings, Ltd. (China)	2,600	134,407
Tripod Technology Corp. (Taiwan)	6,000	18,704
YY, Inc. ADR (China) †	681	76,994
		949,879
Transportation (0.2%)
Aeroflot - Russian Airlines PJSC (Russia)	2,569	6,178
AirAsia Bhd (Malaysia)	29,800	24,689
MISC Bhd (Malaysia)	14,200	26,034
		56,901

6	Putnam VT Absolute Return 500 Fund

COMMON STOCKS (11.3%)* cont.	Shares	Value

Utilities and power (0.6%)
Cia de Saneamento Basico do Estado de Sao Paulo
(Brazil)	6,100	$63,131
Cia de Transmissao de Energia Eletrica Paulista
(Preference) (Brazil)	1,700	34,286
CPFL Energia SA (Brazil)	4,500	26,250
Tenaga Nasional Bhd (Malaysia)	19,600	73,788
Transneft PJSC (Preference) (Russia)	1	3,125
		200,580

Total common stocks (cost $3,058,169)		$3,755,528

INVESTMENT COMPANIES (7.9%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	4,012	$395,944
Consumer Staples Select Sector SPDR Fund	6,478	368,533
Health Care Select Sector SPDR Fund	4,607	380,907
iShares MSCI India ETF (India)	9,600	346,272
Technology Select Sector SPDR Fund	6,449	412,414
Utility Select Sector SPDR Fund S	13,567	714,710
Total investment companies (cost $2,469,149)		$2,618,780

COMMODITY LINKED NOTES (5.6%)* †††	Principal amount	Value

Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.11%, 2018
(Indexed to the BofA Merrill Lynch Commodity
MLCXP2KS Excess Return Strategy multiplied by 3)	$100,000	$97,405
Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.14%, 2018
(Indexed to the BofA Merrill Lynch Commodity
MLBX4SX6 Excess Return Strategy multiplied by 3)	300,000	325,589
Citigroup Global Markets Holdings Inc.
sr. notes Ser. N, 1-month USD LIBOR less 0.12%,
2018 (Indexed to the Citi Commodities F3 vs
F0 – 4x Leveraged CVIC4X30 Index multiplied by 3)	240,000	259,070
Deutsche Bank AG/London 144A sr. unsec.
notes 1-month LIBOR less 0.16%, 2018 (Indexed
to the S&P GSCI Total Return Index multiplied
by 3) (United Kingdom)	440,000	475,420
Deutsche Bank AG/London 144A sr. unsec.
notes 1-month LIBOR less 0.16%, 2018 (Indexed
to the S&P GSCI Total Return Index multiplied
by 3) (United Kingdom)	96,000	127,872
UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2018 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	339,000	356,942
UBS AG/London 144A sr. notes 1-month LIBOR less
0.25%, 2019 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	240,000	235,524
Total commodity Linked Notes (cost $1,755,000)		$1,877,822

MORTGAGE-BACKED SECURITIES (4.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (3.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3747, Class SA, IO (-1 x 1 Month
US LIBOR) + 6.50%, 5.023%, 10/15/40	$26,718	$4,387
IFB Ser. 4073, Class AS, IO (-1 x 1 Month
US LIBOR) + 6.05%, 4.573%, 8/15/38	150,488	12,300
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	92,483	14,913
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	46,394	7,039
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	87,741	10,302
Ser. 4099, Class BI, IO, 3.50%, 6/15/39	103,919	9,093
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	185,921	21,306
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	82,214	7,445

MORTGAGE-BACKED
SECURITIES (4.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	$67,651	$16,071
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	105,310	17,866
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	49,973	4,756
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	53,369	5,846
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	210,190	16,337
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	64,231	4,375
Government National Mortgage Association
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	146,529	28,106
Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	68,331	6,577
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	43,353	8,831
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	52,270	9,802
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	1,925	137
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	46,772	9,791
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	67,381	14,487
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	49,164	10,453
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	73,882	15,446
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month
US LIBOR) + 6.15%, 4.649%, 9/20/43	32,349	5,125
IFB Ser. 11-17, Class S, IO (-1 x 1 Month
US LIBOR) + 6.05%, 4.549%, 2/20/41	69,243	10,279
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	83,596	16,406
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	97,623	19,319
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	67,208	14,809
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	79,695	13,449
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	19,023	3,698
IFB Ser. 10-134, Class ES, IO (-1 x 1 Month
US LIBOR) + 6.00%, 4.499%, 11/20/39	124,494	10,317
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	215,194	42,832
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	53,008	7,122
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	95,405	16,584
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	76,559	16,644
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	111,608	18,982
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	46,983	7,459
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	116,987	11,029
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	84,365	11,442
Ser. 15-124, Class LI, IO, 3.50%, 3/20/45	305,290	31,292
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	76,400	11,208
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	41,027	4,419
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	39,310	5,130
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	36,426	3,822
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	30,148	1,875
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	95,411	9,454
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	27,292	1,135
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	68,216	8,726
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	163,331	22,662
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	194,838	16,035
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	75,463	7,284
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	143,693	10,893
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	59,629	5,569
Ser. 15-H22, Class GI, IO, 2.569%, 9/20/65 W	123,420	16,464
Ser. 17-H02, Class BI, IO, 2.363%, 1/20/67 W	140,139	19,269
Ser. 17-H06, Class BI, IO, 2.331%, 2/20/67 W	116,880	15,720
FRB Ser. 16-H16, Class DI, IO, 2.259%, 6/20/66 W	98,030	12,009
FRB Ser. 15-H16, Class XI, IO, 2.228%, 7/20/65	97,191	10,924
Ser. 15-H20, Class CI, IO, 2.203%, 8/20/65 W	163,529	18,547
Ser. 17-H11, Class NI, IO, 2.197%, 5/20/67 W	225,932	29,852
Ser. 15-H25, Class BI, IO, 2.09%, 10/20/65 W	268,970	27,543
Ser. 15-H24, Class HI, IO, 2.031%, 9/20/65 W	425,982	31,952
Ser. 16-H02, Class BI, IO, 2.022%, 11/20/65 W	312,382	30,286
Ser. 15-H09, Class AI, IO, 1.946%, 4/20/65 W	209,014	19,389

Putnam VT Absolute Return 500 Fund	7

MORTGAGE-BACKED
SECURITIES (4.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H15, Class JI, IO, 1.945%, 6/20/65 W	$252,724	$26,966
Ser. 16-H03, Class AI, IO, 1.937%, 1/20/66 W	151,226	15,123
Ser. 15-H19, Class NI, IO, 1.911%, 7/20/65 W	186,778	19,219
Ser. 15-H18, Class IA, IO, 1.825%, 6/20/65 W	91,595	6,860
Ser. 14-H21, Class AI, IO, 1.811%, 10/20/64 W	191,829	16,813
Ser. 15-H10, Class CI, IO, 1.808%, 4/20/65 W	150,433	15,471
Ser. 15-H26, Class GI, IO, 1.793%, 10/20/65 W	205,392	20,334
Ser. 16-H04, Class KI, IO, 1.73%, 2/20/66 W	107,071	8,967
Ser. 17-H14, Class DI, IO, 1.703%, 6/20/67 W	326,164	26,417
Ser. 15-H09, Class BI, IO, 1.692%, 3/20/65 W	219,120	19,074
Ser. 15-H10, Class EI, IO, 1.634%, 4/20/65 W	132,956	7,665
Ser. 15-H25, Class AI, IO, 1.614%, 9/20/65 W	282,461	24,207
Ser. 15-H24, Class BI, IO, 1.613%, 8/20/65 W	417,924	22,657
Ser. 11-H15, Class AI, IO, 1.571%, 6/20/61 W	106,166	6,503
Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66 W	228,260	14,044
		1,102,941
Commercial mortgage-backed securities (0.7%)
Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.279%,
3/11/39 (In default) † W	25,000	10,155
Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C3, Class B, 4.882%,
7/15/37	5,345	5,382
GE Capital Commercial Mortgage Corp. FRB
Ser. 05-C1, Class D, 4.413%, 6/10/48 W	18,223	18,476
GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 04-C3, Class X1, IO, 0.907%,
12/10/41 W	45,689	620
GS Mortgage Securities Trust 144A FRB
Ser. 13-GC16, Class D, 5.327%, 11/10/46 W	18,000	17,100
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.569%, 8/15/46 W	16,000	13,158
JPMorgan Chase Commercial Mortgage Securities
Trust FRB Ser. 06-LDP7, Class B, 5.946%, 4/17/45 W	20,000	1,700
LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%,
9/15/39 (In default) † W	23,000	1,297
FRB Ser. 06-C6, Class C, 5.482%,
9/15/39 (In default) † W	20,000	1,796
Merrill Lynch Mortgage Trust Ser. 04-KEY2,
Class D, 5.046%, 8/12/39 W	10,090	9,988
ML-CFC Commercial Mortgage Trust 144A FRB
Ser. 06-4, Class XC, IO, 0.514%, 12/12/49 W	28,997	241
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.894%, 5/10/63 W	17,000	11,325
Ser. 13-C6, Class E, 3.50%, 4/10/46	38,000	26,385
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	30,000	26,463
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	100,000	74,559
Ser. 13-C12, Class E, 3.50%, 3/15/48	15,000	11,088
		229,733
Residential mortgage-backed securities (non-agency) (0.8%)
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B,
1 Month US LIBOR + 2.93%, 4.477%, 4/25/34	20,480	20,793
Countrywide Alternative Loan Trust FRB
Ser. 05-27, Class 1A6, 1 Month US LIBOR + 0.82%,
2.372%, 8/25/35	18,988	16,899
Countrywide Home Loans Mortgage Pass-Through
Trust FRB Ser. 05-3, Class 1A1, 1 Month US LIBOR
+ 0.62%, 2.172%, 4/25/35	11,429	9,751

MORTGAGE-BACKED
SECURITIES (4.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, 1 Month US LIBOR + 12.25%, 13.802%,
9/25/28	$59,978	$87,881
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 1 Month US LIBOR + 5.70%, 7.252%,
4/25/28	13,736	15,754
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2B1, 1 Month US LIBOR + 5.50%, 7.052%,
9/25/29	10,000	10,999
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, 1 Month US LIBOR + 4.00%, 5.552%,
5/25/25	4,716	5,010
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2M2, 1 Month US LIBOR + 3.65%, 5.202%,
9/25/29	10,000	10,779
Connecticut Avenue Securities FRB Ser. 17-C06,
Class 2M2, 1 Month US LIBOR + 2.80%, 4.352%,
2/25/30	10,000	10,378
WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 04-AR12, Class A2B, 1 Month US LIBOR + 0.46%,
2.012%, 10/25/44	27,620	26,996
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR6, Class 7A2, 3.633%, 3/25/36 W	10,596	10,681
FRB Ser. 05-AR4, Class 1A3, 3.326%, 4/25/35 W	37,470	37,987
		263,908

Total mortgage-backed securities (cost $1,655,902)		$1,596,582

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount		Value

Argentina (Republic of) sr. unsec.
notes zero %, 8/15/18 (Argentina)	ARS	1,139,000	$52,255
Brazil (Federal Republic of) unsec.
notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	80	25,606
Buenos Aires (Province of) unsec.
FRN Argentina Deposit Rates
BADLAR + 3.83%, 26.955%, 5/31/22
(Argentina)	ARS	195,000	10,824
Buenos Aires (Province of) 144A sr.
unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		$100,000	113,750
Total foreign government and agency bonds
and notes (cost $192,203)			$202,435

CORPORATE BONDS AND NOTES (0.5%)*	Principal amount	Value

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	$20,000	$20,913
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. bonds 7.25%, 3/17/44 (Brazil)	9,000	9,360
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)	20,000	23,900
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	30,000	31,875
Petroleos de Venezuela SA company guaranty
sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela)	97,000	22,431
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 6.375%, 1/23/45 (Mexico)	20,000	20,107
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	38,930
Total corporate bonds and notes (cost $177,957)		$167,516

8	Putnam VT Absolute Return 500 Fund

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

Loan Depot Station Place Agency Securitization
Trust 144A FRB Ser. 17-LD1, Class A, 1 Month
US LIBOR + 0.80%, 2.352%, 11/25/50	$34,000	$34,000
Station Place Securitization Trust 144A FRB
Ser. 17-1, Class A, 1 Month US LIBOR + 0.90%,
2.452%, 2/25/49	15,667	15,667
Total asset-backed securities (cost $49,667)		$49,667

	Expiration
WARRANTS (0.1%)* †	date	Strike price	Warrants	Value

China State Construction
Engineering Corp., Ltd.
144A (China)	1/22/18	$0.00	31,104	$43,083
Total warrants (cost $41,947)				$43,083

PURCHASED SWAP OPTIONS OUTSTANDING(0.0%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/1.9325	$143,500	$611
(2.2625)/3 month USD-LIBOR-BBA/
Aug-22	Aug-21/2.2625	$64,600	326
2.2625/3 month USD-LIBOR-BBA/
Aug-22	Aug-21/2.2625	64,600	262
1.9325/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/1.9325	143,500	60
Citibank, N.A.
2.363/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.363	278,500	696
2.298/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.298	278,300	526
(2.526)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.526	278,300	431
(2.518)/3 month USD-LIBOR-BBA/
May-49	May-19/2.518	6,300	399
(2.493)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.493	278,500	312
(2.478)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.478	278,500	273
2.318/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.318	278,500	270
2.28/3 month USD-LIBOR-BBA/
Feb-28	Feb-18/2.28	57,400	170
2.205/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.205	186,500	6
1.9175/3 month USD-LIBOR-BBA/
Mar-19	Mar-18/1.9175	86,000	6
Credit Suisse International
2.33875/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.33875	57,400	150
Goldman Sachs International
2.695/3 month USD-LIBOR-BBA/
Oct-23	Oct-18/2.695	12,100	142
2.485/3 month USD-LIBOR-BBA/
Mar-48	Mar-18/2.485	5,700	102
2.2875/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.2875	140,000	94
2.27/3 month USD-LIBOR-BBA/
Mar-28	Mar-18/2.27	13,800	59
2.218/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.218	140,000	28

PURCHASED SWAP OPTIONS OUTSTANDING(0.0%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
1.9175/3 month USD-LIBOR-BBA/
Oct-19	Oct-18/1.9175	$52,200	$23
2.10125/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.10125	140,000	21
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/1.919	143,500	626
(2.25)/3 month USD-LIBOR-BBA/
Aug-22	Aug-21/2.25	64,600	330
2.25/3 month USD-LIBOR-BBA/
Aug-22	Aug-21/2.25	64,600	259
(1.964)/3 month USD-LIBOR-BBA/
Jan-21	Jan-18/1.964	29,000	172
1.919/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/1.919	143,500	57
1.964/3 month USD-LIBOR-BBA/
Jan-21	Jan-18/1.964	29,000	—
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19	Apr-18/1.85125	86,100	14
Total purchased swap options outstanding (cost $10,981)			$6,425

PURCHASED OPTIONS
OUTSTANDING (0.2%)*	Expiration	Notional	Contract
Counterparty	date/Strike price	amount	amount	Value

Bank of America N. A.
SPDR S&P 500 ETF
Trust (Put)	Oct-18/$225.00	$593,764	$2,225	$8,981
Barclays Bank PLC
USD/MXN (Call)	May-18/MXN 21.50	799,500	799,500	13,230
Citibank, N.A.
SPDR S&P 500 ETF
Trust (Put)	Aug-18/215.00	637,262	2,388	4,862
SPDR S&P 500 ETF
Trust (Put)	Jul-18/215.00	635,661	2,382	4,104
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF
Trust (Put)	Dec-18/235.00	595,098	2,230	13,489
SPDR S&P 500 ETF
Trust (Put)	Nov-18/225.00	581,755	2,180	9,069
SPDR S&P 500 ETF
Trust (Put)	Sep-18/215.00	635,127	2,380	6,128
USD/JPY (Put)	Jan-18/JPY 107.00	1,319,800	1,319,800	1
Total purchased options outstanding (cost $94,313)				$59,864

Principal amount/
SHORT-TERM INVESTMENTS (72.2%)*	shares	Value

Alpine Securitization, Ltd. asset backed
commercial paper 1.602%, 1/31/18	$150,000	$149,768
Apple, Inc. commercial paper 1.502%, 1/22/18	250,000	249,738
Australia & New Zealand Banking Group, Ltd.
commercial paper 1.586%, 3/12/18	250,000	249,260
Bank of America, NA certificates of deposit
1.470%, 2/1/18	250,000	249,981
BNP Paribas SA/New York, NY commercial paper
1.452%, 1/18/18	250,000	249,770
CAFCO, Inc. asset backed commercial paper
1.546%, 3/9/18	250,000	249,153

Putnam VT Absolute Return 500 Fund	9

Principal amount/
SHORT-TERM INVESTMENTS (72.2%)* cont.	shares	Value

Chariot Funding, LLC asset backed commercial
paper 1.407%, 1/2/18	$250,000	$249,938
CHARTA, LLC asset backed commercial paper
1.485%, 2/7/18	250,000	249,530
CRC Funding, LLC asset backed commercial paper
1.462%, 1/8/18	250,000	249,875
Danske Corp. commercial paper 1.504%, 2/15/18	197,000	196,570
DnB Bank ASA commercial paper 1.381%, 1/8/18	250,000	249,892
Export Development Canada commercial paper
1.324%, 2/6/18	250,000	249,582
Federal Home Loan Banks unsec. discount
notes commercial paper 1.236%, 1/5/18	1,000,000	999,716
Federal National Mortgage Association unsec.
discount notes commercial paper 1.043%, 1/3/18	500,000	499,894
Gotham Funding Corp. asset backed commercial
paper 1.424%, 1/12/18	340,000	339,772
Manhattan Asset Funding Co., LLC asset backed
commercial paper 1.455%, 2/8/18	250,000	249,501
MetLife Short Term Funding, LLC asset backed
commercial paper 1.553%, 2/12/18	250,000	249,481
Mizuho Bank Ltd./NY commercial paper 1.587%,
1/25/18	250,000	249,691
Nestle Finance International commercial paper
1.451%, 1/5/18	250,000	249,920
Old Line Funding, LLC asset backed commercial
paper 1.375%, 1/24/18	250,000	249,690
Pfizer, Inc. commercial paper 1.374%, 2/22/18	250,000	249,415
Procter & Gamble Co. (The) commercial paper
1.204%, 1/30/18	250,000	249,655
Regency Markets No. 1, LLC asset backed
commercial paper 1.422%, 1/11/18	250,000	249,840
Simon Property Group LP commercial paper
1.472%, 1/9/18	200,000	199,893
Skandinaviska Enskilda Banken AB/New York, NY
certificates of deposit 1.530%, 2/13/18	250,000	250,013
Societe Generale SA commercial paper 1.453%,
1/31/18	250,000	249,624
Swedbank AB commercial paper 1.437%, 2/20/18	250,000	249,463
Victory Receivables Corp. asset backed
commercial paper 1.455%, 2/2/18	250,000	249,574
Spain (Kingdom of) unsecured notes zero%,
3/9/18 (Spain)	281,000	337,475
Portugal (Republic of) notes zero%, 5/18/18
(Portugal)	246,000	295,576
Italy (Republic of) unsecured notes zero%,
3/29/18 (Italy)	141,000	169,403
Italy (Republic of) unsecured note zero%,
3/28/18 (Italy)	140,000	168,168
U.S. Treasury Bills 1.319%, 3/15/18 # ∆ §	315,000	314,121
U.S. Treasury Bills 1.159%, 2/15/18 §	282,000	281,521
U.S. Treasury Bills 1.059%, 1/18/18 # §	79,000	78,948
U.S. Treasury Bills 1.090%, 2/8/18 §	5,000	4,993
Interest in $330,213,000 joint tri-party
repurchase agreement dated 12/29/17 with Merrill
Lynch, Pierce, Fenner & Smith, Inc. due 1/2/18 —
maturity value of $7,680,203 for an effective
yield of 1.410% (collateralized by various
mortgage backed securities with coupon rates
ranging from 2.500% to 3.500% and due dates
ranging from 10/20/46 to 11/20/47, valued at
$336,817,261)	7,679,000	7,679,000

	Principal amount/
SHORT-TERM INVESTMENTS (72.2%)* cont.	shares	Value

State Street Institutional U.S. Government
Money Market Fund, Premier Class 0.92% P	Shares 110,000	$110,000
Putnam Short Term Investment
Fund 1.45% L	Shares 5,958,161	5,958,161
Putnam Cash Collateral Pool, LLC 1.55% [d]	Shares 708,475	708,475
Total short-term investments (cost $23,969,965)		$23,984,040

Total investments (cost $37,600,057)		$38,498,734

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $33,240,611.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $153,657 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $170,521 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled

10	Putnam VT Absolute Return 500 Fund

$330,465 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,284,041 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $9,100,375)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$66,867	$66,787	$80
	Australian Dollar	Sell	1/17/18	66,867	65,535	(1,332)
	British Pound	Sell	3/21/18	81,622	81,715	93
	Euro	Sell	3/21/18	420,328	413,505	(6,823)
	Japanese Yen	Sell	2/22/18	136,744	135,298	(1,446)
	Norwegian Krone	Buy	3/21/18	94,386	93,961	425
	Russian Ruble	Sell	3/21/18	67,932	66,411	(1,521)
	Swedish Krona	Buy	3/21/18	68,538	66,914	1,624
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	177,195	178,776	(1,581)
	British Pound	Sell	3/21/18	136,172	136,316	144
	Canadian Dollar	Buy	1/17/18	68,516	67,064	1,452
	Euro	Sell	3/21/18	40,502	38,732	(1,770)
	Japanese Yen	Buy	2/22/18	66,146	66,979	(833)
	New Zealand Dollar	Buy	1/17/18	54,419	55,192	(773)
	New Zealand Dollar	Sell	1/17/18	54,419	54,236	(183)
	Norwegian Krone	Sell	3/21/18	67,802	67,019	(783)
	Swedish Krona	Sell	3/21/18	60,994	59,941	(1,053)
	Swiss Franc	Buy	3/21/18	68,311	67,468	843
	Swiss Franc	Sell	3/21/18	68,105	67,538	(567)
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	67,257	65,796	1,461
	Australian Dollar	Sell	1/17/18	67,257	66,539	(718)
	Brazilian Real	Buy	1/3/18	150,794	156,106	(5,312)
	Brazilian Real	Sell	1/3/18	150,794	154,914	4,120
	Brazilian Real	Buy	4/3/18	7,314	9,017	(1,703)
	British Pound	Sell	3/21/18	8,528	8,538	10
	Japanese Yen	Buy	2/22/18	150	241	(91)
	New Zealand Dollar	Sell	1/17/18	12,188	9,059	(3,129)
	Norwegian Krone	Buy	3/21/18	103,600	102,884	716
Credit Suisse International
	Australian Dollar	Buy	1/17/18	204,035	201,539	2,496
	Australian Dollar	Sell	1/17/18	204,035	200,723	(3,312)
	Canadian Dollar	Buy	1/17/18	37,242	37,448	(206)
	Euro	Buy	3/21/18	138,502	137,304	1,198
	Japanese Yen	Sell	2/22/18	106,979	105,025	(1,954)
	New Zealand Dollar	Buy	1/17/18	67,882	67,080	802
	New Zealand Dollar	Sell	1/17/18	67,882	67,651	(231)

Putnam VT Absolute Return 500 Fund	11

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $9,100,375) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Norwegian Krone	Sell	3/21/18	$67,362	$66,704	$(658)
	Swedish Krona	Buy	3/21/18	3,454	3,051	403
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	1,795	836	959
	Brazilian Real	Buy	1/3/18	225,969	229,720	(3,751)
	Brazilian Real	Sell	1/3/18	259,701	260,103	402
	British Pound	Sell	3/21/18	32,080	32,107	27
	Canadian Dollar	Buy	1/17/18	477	1,068	(591)
	Chinese Yuan (Offshore)	Sell	2/22/18	8,483	8,319	(164)
	Euro	Sell	3/21/18	370,906	365,238	(5,668)
	Japanese Yen	Buy	2/22/18	133,661	133,991	(330)
	Japanese Yen	Sell	2/22/18	134,035	133,618	(417)
	New Zealand Dollar	Sell	1/17/18	60,017	56,082	(3,935)
	Norwegian Krone	Buy	3/21/18	56,706	57,063	(357)
	South African Rand	Buy	1/17/18	147,237	132,056	15,181
	South African Rand	Sell	1/17/18	147,237	127,912	(19,325)
	Swedish Krona	Sell	3/21/18	96,463	94,773	(1,690)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/17/18	69,442	67,745	1,697
	Australian Dollar	Sell	1/17/18	69,442	69,110	(332)
	British Pound	Buy	3/21/18	6,768	6,781	(13)
	British Pound	Sell	3/21/18	6,768	6,774	6
	Canadian Dollar	Buy	1/17/18	67,401	67,746	(345)
	Canadian Dollar	Sell	1/17/18	67,401	66,085	(1,316)
	Euro	Sell	3/21/18	361	281	(80)
	Japanese Yen	Sell	2/22/18	65,305	64,618	(687)
	Mexican Peso	Buy	1/17/18	63,912	66,219	(2,307)
	Mexican Peso	Sell	1/17/18	62,476	66,365	3,889
	New Zealand Dollar	Buy	1/17/18	68,520	67,048	1,472
	New Zealand Dollar	Sell	1/17/18	68,520	68,289	(231)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	134,125	131,872	2,253
	Australian Dollar	Sell	1/17/18	134,125	132,841	(1,284)
	British Pound	Sell	3/21/18	69,440	69,529	89
	Canadian Dollar	Buy	1/17/18	102,972	100,906	2,066
	Euro	Buy	3/21/18	48,458	48,694	(236)
	New Zealand Dollar	Sell	1/17/18	63,914	61,219	(2,695)
	Norwegian Krone	Buy	3/21/18	59,868	59,414	454
	Swedish Krona	Sell	3/21/18	135,546	133,159	(2,387)
	Swiss Franc	Buy	3/21/18	68,311	67,479	832
	Swiss Franc	Sell	3/21/18	68,105	67,510	(595)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	143,409	141,598	1,811
	Canadian Dollar	Buy	1/17/18	133,291	132,038	1,253
	Canadian Dollar	Sell	1/17/18	133,291	133,113	(178)
	Euro	Buy	3/21/18	88,960	88,194	766
	Japanese Yen	Buy	2/22/18	66,912	67,225	(313)
	New Zealand Dollar	Buy	1/17/18	129,458	131,362	(1,904)
	New Zealand Dollar	Sell	1/17/18	132,151	130,811	(1,340)
	Swedish Krona	Sell	3/21/18	132,386	129,898	(2,488)

12	Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $9,100,375) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	$28,636	$31,994	$(3,358)
	British Pound	Sell	3/21/18	66,462	66,525	63
	Canadian Dollar	Buy	1/17/18	95,412	94,400	1,012
	Euro	Buy	3/21/18	170,928	169,104	1,824
	Japanese Yen	Sell	2/22/18	40,435	40,446	11
	New Zealand Dollar	Sell	1/17/18	131,721	124,800	(6,921)
	Norwegian Krone	Buy	3/21/18	87,038	86,344	694
	Swedish Krona	Sell	3/21/18	60,614	59,533	(1,081)
UBS AG
	Australian Dollar	Buy	1/17/18	74,982	73,112	1,870
	Canadian Dollar	Buy	1/17/18	37,242	37,486	(244)
	Euro	Buy	3/21/18	140,190	138,994	1,196
	Japanese Yen	Sell	2/22/18	66,257	63,645	(2,612)
	New Zealand Dollar	Sell	1/17/18	137,040	132,638	(4,402)
	Norwegian Krone	Buy	3/21/18	119,504	118,643	861
	Swedish Krona	Sell	3/21/18	71,306	70,145	(1,161)
WestPac Banking Corp.
	Australian Dollar	Buy	1/17/18	133,969	132,835	1,134
	Australian Dollar	Sell	1/17/18	133,969	133,215	(754)
	Japanese Yen	Buy	2/22/18	5,862	6,821	(959)
	New Zealand Dollar	Buy	1/17/18	68,095	67,874	221
	New Zealand Dollar	Sell	1/17/18	68,095	66,006	(2,089)
Unrealized appreciation						57,910
Unrealized (depreciation)						(114,519)
Total						$(56,609)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/17	contracts	amount	Value	date	(depreciation)
Euro-CAC 40 Index
(Short)	3	$191,228	$191,154	Jan-18	$3,393
FTSE 100 Index
(Short)	1	103,796	103,125	Mar-18	(3,357)
S&P 500 Index
E-Mini (Long)	6	802,083	802,800	Mar-18	10,117
S&P Mid Cap 400
Index E-Mini (Long)	10	1,900,570	1,902,400	Mar-18	14,930
Tokyo Price Index
(Long)	4	645,240	645,041	Mar-18	8,738
U.S. Treasury Note
10 yr (Long)	43	5,334,016	5,334,016	Mar-18	(22,036)
Unrealized appreciation					37,178
Unrealized (depreciation)					(25,393)
Total					$11,785

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17 (premiums $51,419)
Counterparty
Fixed Obligation % to receive		Notional/
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value
Bank of America N.A.
(2.2625)/3 month
USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	$64,600	$87
2.2625/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/2.2625	64,600	151

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17 (premiums $51,419) cont.
Counterparty
Fixed Obligation % to receive		Notional/
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value
Bank of America N.A. cont.
(1.9325)/3 month
USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	$143,500	$152
1.9325/3 month USD-LIBOR-BBA/
Aug-20	Aug-19/1.9325	143,500	704
Citibank, N.A.
(2.05)/3 month USD-LIBOR-BBA/
Mar-19	Mar-18/2.05	86,000	16
2.505/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.505	186,500	48
2.675/3 month USD-LIBOR-BBA/
Feb-28	Feb-18/2.675	57,400	60
2.428/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.428	139,200	380
(2.398)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.398	139,200	464
2.398/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.398	139,200	469
2.208/3 month USD-LIBOR-BBA/
May-24	May-19/2.208	28,700	498
2.412/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.412	139,100	668

Putnam VT Absolute Return 500 Fund	13

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17 (premiums $51,419) cont.
Counterparty
Fixed Obligation % to receive		Notional/
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value
Citibank, N.A. cont.
(2.428)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.428	$139,200	$742
(2.412)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.412	139,100	786
Credit Suisse International
2.63625/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.63625	57,400	20
Goldman Sachs International
2.68675/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.68675	140,000	25
(2.3025)/3 month
USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	114,800	155
(2.46)/3 month USD-LIBOR-BBA/
Mar-38	Mar-18/2.46	15,500	177
(2.357)/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.357	140,000	283
JPMorgan Chase Bank N.A.
(2.3205)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.3205	9,000	5
2.4115/3 month USD-LIBOR-BBA/
Jan-28	Jan-18/2.4115	9,000	18
(2.25)/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/2.25	64,600	84
(1.919)/3 month USD-LIBOR-BBA/
Aug-20	Aug-19/1.919	143,500	148

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17 (premiums $51,419) cont.
Counterparty
Fixed Obligation % to receive		Notional/
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A. cont.
2.25/3 month USD-LIBOR-BBA/
Aug-19	Aug-18/2.25	$64,600	$155
1.919/3 month USD-LIBOR-BBA/
Aug-20	Aug-19/1.919	143,500	716
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	2,561
Morgan Stanley & Co.
International PLC
(2.01)/3 month USD-LIBOR-BBA/
Apr-19	Apr-18/2.01	86,100	25
Total			$9,597

WRITTEN OPTIONS
OUTSTANDING at	Expiration
12/31/17	date/strike	Notional	Contract
(premiums $7,983)	price	Amount	amount	Value
Barclays Bank PLC
	May-18/
USD/MXN (Call)	MXN 22.00	$799,500	$799,500	$9,949
Citibank, N.A.
SPDR S&P 500 ETF Trust
(Call)	Jan-18/$274.00	740,270	2,774	417
JPMorgan Chase Bank N.A.
	Jan-18/
USD/JPY (Put)	JPY 103.00	1,319,800	1,319,800	1
Total				$10,367

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/17
Counterparty		Notional/	Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.203)/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.203	$14,400	$(288)	$(25)
2.785/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	8,600	(923)	(52)
2.647/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.647	14,400	(563)	(80)
(2.647)/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.647	14,400	(563)	(92)
2.5925/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	8,600	(303)	(93)
2.203/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.203	14,400	(288)	(147)
(2.5925)/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	8,600	(303)	(188)
(2.785)/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	8,600	(923)	(219)
2.7175/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	8,600	777	464
(2.413)/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.413	14,400	554	225
(2.7175)/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	8,600	777	201
2.413/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.413	14,400	554	116
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.205	14,400	(288)	(26)
2.43/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	8,600	(120)	(47)
(2.43)/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	8,600	(120)	(71)
2.205/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.205	14,400	(288)	(147)
Citibank, N.A.
2.654/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.654	14,400	(563)	(77)
(2.654)/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.654	14,400	(563)	(94)
(2.42)/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.42	14,400	554	222
2.42/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.42	14,400	552	119

14	Putnam VT Absolute Return 500 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/17 cont.
Counterparty		Notional/	Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	$1,700	$(215)	$(4)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(44)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	(53)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	(472)
2.79/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	8,600	817	526
(2.79)/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	8,600	817	110
Morgan Stanley & Co. International PLC
2.3388/3 month USD-LIBOR-BBA/Feb-28 (Purchased)	Feb-18/2.3388	278,000	(822)	44
(2.5012)/3 month USD-LIBOR-BBA/Feb-28 (Purchased)	Feb-18/2.5012	278,000	(801)	(167)
2.42/3 month USD-LIBOR-BBA/Feb-28 (Written)	Feb-18/2.42	139,000	818	147
(2.42)/3 month USD-LIBOR-BBA/Feb-28 (Written)	Feb-18/2.42	139,000	805	(67)
Unrealized appreciation				2,174
Unrealized (depreciation)				(2,165)
Total				$9

TBA SALE COMMITMENTS
OUTSTANDING
at 12/31/17 (proceeds receivable	Principal	Settlement
$2,045,078)	amount	date	Value
Federal National Mortgage
Association, 3.50%, 1/1/48	$2,000,000	1/11/18	$2,054,219
Total			$2,054,219

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$222,000	$416 E	$997	3/21/28	3 month USD-LIBOR-BBA—	2.40%—Semiannually	$581
					Quarterly
	2,875,100	2,912 E	(2,675)	3/21/20	2.10%—Semiannually	3 month USD-LIBOR-	237
						BBA—Quarterly
	343,300	400 E	(202)	3/21/23	2.30%—Semiannually	3 month USD-LIBOR-	(601)
						BBA—Quarterly
	6,198,000	16,208 E	14,528	3/21/28	3 month USD-LIBOR-BBA—	2.45%—Semiannually	30,736
					Quarterly
	245,400	642 E	(866)	3/21/28	2.45%—Semiannually	3 month USD-LIBOR-	(1,509)
						BBA—Quarterly
	120,800	9 E	1,820	3/21/48	3 month USD-LIBOR-BBA—	2.55%—Semiannually	1,829
					Quarterly
	2,300,000	2,755 E	(1,077)	3/21/23	2.25%—Semiannually	3 month USD-LIBOR-	1,679
						BBA—Quarterly
	21,200	157 E	—	1/30/28	2.48875%—Semiannually	3 month USD-LIBOR-	(157)
						BBA—Quarterly
	20,000	119 E	—	2/26/28	2.48%—Semiannually	3 month USD-LIBOR-	(119)
						BBA—Quarterly
AUD	1,172,000	6,304 E	(3,045)	3/21/23	2.40%—Semiannually	6 month AUD-BBR-	3,259
						BBSW—Semiannually
AUD	276,000	1,539 E	(739)	3/21/28	6 month AUD-BBR-BBSW—	2.75%—Semiannually	(2,278)
					Semiannually
CAD	1,255,000	8,840 E	(66)	3/21/23	3 month CAD-BA-CDOR—	2.10%—Semiannually	(8,905)
					Semiannually
CAD	6,000	54 E	(29)	3/21/28	3 month CAD-BA-CDOR—	2.30%—Semiannually	(83)
					Semiannually
CHF	989,000	2,571 E	(1,040)	3/21/23	—	0.15% plus 6 month	1,530
						CHF-LIBOR-BBA—
						Semiannually

Putnam VT Absolute Return 500 Fund	15

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
CHF	160,000	$921 E	$(17)	3/21/28	6 month CHF-LIBOR-BBA—	0.25%—Annually	$(938)
					Semiannually
EUR	605,000	4,223 E	1,865	3/21/23	6 month EUR-EURIBOR-	0.25%—Annually	(2,359)
					REUTERS—Semiannually
EUR	1,992,000	18,334 E	699	3/21/28	6 month EUR-EURIBOR-	0.85%—Annually	(17,635)
					REUTERS—Semiannually
GBP	673,000	1,367 E	1,307	3/21/23	1.10%—Semiannually	6 month GBP-LIBOR-	(60)
						BBA—Semiannually
GBP	160,000	1,065 E	1,579	3/21/28	1.35%—Semiannually	6 month GBP-LIBOR-	514
						BBA—Semiannually
NOK	7,347,000	8,154 E	(4,552)	3/21/23	1.40%—Annually	6 month NOK-NIBOR-	3,601
						NIBR—Semiannually
NOK	2,599,000	2,205 E	(452)	3/21/28	6 month NOK-NIBOR-NIBR—	1.90%—Annually	(2,657)
					Semiannually
NZD	662,000	839 E	(2,874)	3/21/28	3 month NZD-BBR-FRA—	3.20%—Semiannually	(2,033)
					Quarterly
NZD	214,000	309 E	10	3/21/23	2.70%—Semiannually	3 month NZD-BBR-FRA—	319
						Quarterly
SEK	1,274,000	1,389 E	1,123	3/21/23	3 month SEK-STIBOR-SIDE—	0.40%—Annually	(267)
					Quarterly
SEK	4,007,000	5,338 E	1,702	3/21/28	3 month SEK-STIBOR-SIDE—	1.15%—Annually	(3,636)
					Quarterly
Total			$7,996				$1,048

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$8,641,755	$9,063,828	$—	11/16/18	(3 month USD-LIBOR-	A basket (MLFCF12)	$424,412
				BBA plus 0.10%)—	of common stocks*—
				Quarterly	Quarterly
8,639,161	9,031,691	—	11/16/18	3 month USD-LIBOR-	Russell 1000 Total Return	(378,236)
				BBA minus 0.07%—	Index—Quarterly
				Quarterly
1,876	1,842	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(17)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
1,876	1,842	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(17)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
Barclays Bank PLC
4,254	4,203	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	17
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
866	850	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(8)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
2,151	2,106	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(19)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
Citibank, N.A.
9,454,373	9,727,119	—	11/27/18	(3 month USD-LIBOR-	A basket (CGPUTQL2)	279,590
				BBA plus 0.37%)—	of common stocks*—
				Quarterly	Quarterly
13,093	13,239	—	7/5/22	1 month USD-LIBOR-	ACI Worldwide, Inc.—	(136)
				BBA minus 0.35%—	Monthly
				Monthly

16	Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$27,185	$26,433	$—	7/5/22	1 month USD-LIBOR-	B&G Foods, Inc.—Monthly	$372
				BBA minus 1.85%—
				Monthly
102,964	114,910	—	7/5/22	1 month USD-LIBOR-	Burlington Stores, Inc.—	(11,871)
				BBA minus 0.35%—	Monthly
				Monthly
80,884	77,768	—	7/5/22	1 month USD-LIBOR-	Cerner Corp.—Monthly	3,175
				BBA minus 0.35%—
				Monthly
73,887	78,464	—	7/5/22	1 month USD-LIBOR-	Coach, Inc.—Monthly	(5,122)
				BBA minus 0.35%—
				Monthly
21,141	20,644	—	7/5/22	1 month USD-LIBOR-	Cooper Tire & Rubber	512
				BBA minus 0.35%—	Co.—Monthly
				Monthly
19,435	19,255	—	7/5/22	1 month USD-LIBOR-	Cornerstone OnDemand,	194
				BBA minus 0.35%—	Inc.—Monthly
				Monthly
11,396	10,072	—	7/5/22	1 month USD-LIBOR-	Diebold Nixdorf, Inc.—	1,324
				BBA minus 0.35%—	Monthly
				Monthly
42,673	43,346	—	7/5/22	1 month USD-LIBOR-	Dycom Industries, Inc.—	(642)
				BBA minus 0.35%—	Monthly
				Monthly
11,438	11,888	—	7/5/22	1 month USD-LIBOR-	Ebix, Inc.—Monthly	(442)
				BBA minus 1.25%—
				Monthly
8,750	8,889	—	7/5/22	1 month USD-LIBOR-	Electronics for Imaging,	(132)
				BBA minus 0.35%—	Inc.—Monthly
				Monthly
53,985	54,553	—	7/5/22	1 month USD-LIBOR-	Energizer Holdings, Inc.—	(529)
				BBA minus 0.35%—	Monthly
				Monthly
6,048	5,744	—	7/5/22	1 month USD-LIBOR-	Evolent Health, Inc.—	308
				BBA minus 0.07%—	Monthly
				Monthly
108,748	119,648	—	7/5/22	1 month USD-LIBOR-	Express Scripts Holding	(10,821)
				BBA minus 0.35%—	Co.—Monthly
				Monthly
41,390	41,911	—	7/5/22	1 month USD-LIBOR-	FLIR Systems, Inc.—	(491)
				BBA minus 0.35%—	Monthly
				Monthly
103,665	101,856	—	7/5/22	1 month USD-LIBOR-	General Electric Co.—	1,185
				BBA minus 0.35%—	Monthly
				Monthly
21,716	22,153	—	7/5/22	1 month USD-LIBOR-	Globus Medical, Inc.—	(421)
				BBA minus 0.35%—	Monthly
				Monthly
59,207	59,865	—	7/5/22	1 month USD-LIBOR-	Hanesbrands, Inc.—	(615)
				BBA minus 0.35%—	Monthly
				Monthly
39,276	39,775	—	7/5/22	1 month USD-LIBOR-	HealthSouth Corp.—	(672)
				BBA minus 0.35%—	Monthly
				Monthly
21,066	24,045	—	7/5/22	1 month USD-LIBOR-	HubSpot, Inc.—Monthly	(2,963)
				BBA minus 0.35%—
				Monthly
36,903	36,785	—	7/5/22	1 month USD-LIBOR-	ICON PLC—Monthly	145
				BBA minus 0.35%—
				Monthly

Putnam VT Absolute Return 500 Fund	17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$17,983	$18,100	$—	7/5/22	1 month USD-LIBOR-	Inogen, Inc.—Monthly	$(104)
				BBA minus 0.35%—
				Monthly
27,837	29,567	—	7/5/22	1 month USD-LIBOR-	KBR, Inc.—Monthly	(1,828)
				BBA minus 0.35%—
				Monthly
105,761	105,777	—	7/5/22	1 month USD-LIBOR-	Kellogg Co.—Monthly	62
				BBA minus 0.35%—
				Monthly
10,876	9,844	—	7/5/22	1 month USD-LIBOR-	McDermott International,	1,040
				BBA minus 0.35%—	Inc—Monthly
				Monthly
793,220	813,004	—	3/19/18	3 month USD-LIBOR-	MSCI Emerging Markets TR	(19,375)
				BBA plus 0.20%—	Net USD—Quarterly
				Quarterly
364,456	372,670	—	9/20/18	3 month USD-LIBOR-	MSCI Emerging Markets TR	(8,016)
				BBA plus 0.30%—	Net USD—Quarterly
				Quarterly
48,970	55,384	—	7/5/22	1 month USD-LIBOR-	Mylan NV—Monthly	(6,378)
				BBA minus 0.35%—
				Monthly
13,604	15,686	—	7/5/22	1 month USD-LIBOR-	Netgear, Inc.—Monthly	(2,073)
				BBA minus 0.35%—
				Monthly
22,990	23,142	—	7/5/22	1 month USD-LIBOR-	NETSCOUT Systems, Inc.—	(135)
				BBA minus 0.35%—	Monthly
				Monthly
147,304	152,497	—	7/5/22	1 month USD-LIBOR-	Nike, Inc. Class B—Monthly	(5,085)
				BBA minus 0.35%—
				Monthly
23,069	24,229	—	7/5/22	1 month USD-LIBOR-	Ollie’s Bargain Outlet	(1,144)
				BBA minus 0.35%—	Holdings, Inc.—Monthly
				Monthly
9,920	7,597	—	7/5/22	1 month USD-LIBOR-	OSI Systems, Inc.—	2,331
				BBA minus 0.35%—	Monthly
				Monthly
41,296	41,080	—	7/5/22	1 month USD-LIBOR-	Patterson Cos., Inc.—	246
				BBA minus 0.35%—	Monthly
				Monthly
29,665	31,248	—	7/5/22	1 month USD-LIBOR-	Paycom Software, Inc.—	(1,562)
				BBA minus 0.35%—	Monthly
				Monthly
16,793	17,685	—	7/5/22	1 month USD-LIBOR-	Paylocity Holding Corp.—	(880)
				BBA minus 0.35%—	Monthly
				Monthly
9,673	9,289	—	7/5/22	1 month USD-LIBOR-	Pegasystems, Inc.—	385
				BBA minus 0.35%—	Monthly
				Monthly
25,455	24,929	—	7/5/22	1 month USD-LIBOR-	Pinnacle Financial	545
				BBA minus 0.35%—	Partners, Inc.—Monthly
				Monthly
7,992	7,859	—	7/5/22	1 month USD-LIBOR-	Plantronics, Inc.—Monthly	138
				BBA minus 0.35%—
				Monthly
28,058	27,711	—	7/5/22	1 month USD-LIBOR-	PTC, Inc.—Monthly	367
				BBA minus 0.35%—
				Monthly
78,578	76,166	—	7/5/22	1 month USD-LIBOR-	Quintiles IMS Holdings,	2,469
				BBA minus 0.35%—	Inc.—Monthly
				Monthly

18	Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$3,290,080	$3,385,848	$—	11/27/18	3 month USD-LIBOR-	Russell 1000 Total Return	$(90,252)
				BBA plus 0.35%—	Index—Quarterly
				Quarterly
28,838	30,463	—	7/5/22	1 month USD-LIBOR-	Sabre Corp.—Monthly	(1,817)
				BBA minus 0.35%—
				Monthly
40,596	45,523	—	7/5/22	1 month USD-LIBOR-	Signet Jewelers, Ltd.—	(4,897)
				BBA minus 1.30%—	Monthly
				Monthly
64,702	65,885	—	7/5/22	1 month USD-LIBOR-	Snap-on, Inc.—Monthly	(1,136)
				BBA minus 0.35%—
				Monthly
13,102	12,722	—	7/5/22	1 month USD-LIBOR-	Super Micro Computer,	389
				BBA minus 0.35%—	Inc.—Monthly
				Monthly
1,203	1,181	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(11)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
59,222	60,713	—	7/5/22	1 month USD-LIBOR-	Tesla, Inc.—Monthly	(1,448)
				BBA minus 1.30%—
				Monthly
57,525	57,419	—	7/5/22	1 month USD-LIBOR-	Triumph Group, Inc.—	148
				BBA minus 0.35%—	Monthly
				Monthly
31,060	33,166	—	7/5/22	1 month USD-LIBOR-	Ubiquiti Networks, Inc.—	(2,083)
				BBA minus 12.05%—	Monthly
				Monthly
48,476	50,848	—	7/5/22	1 month USD-LIBOR-	Ultimate Software Group,	(2,336)
				BBA minus 0.35%—	Inc.—Monthly
				Monthly
5,051	5,741	—	7/5/22	1 month USD-LIBOR-	Under Armour, Inc.	(686)
				BBA minus 0.35%—	Class C—Monthly
				Monthly
7,082	8,291	—	7/5/22	1 month USD-LIBOR-	Valeant Pharmaceuticals	(1,204)
				BBA minus 0.35%—	International, Inc.—
				Monthly	Monthly
64,682	65,801	—	7/5/22	1 month USD-LIBOR-	Varian Medical Systems,	(1,072)
				BBA minus 0.35%—	Inc.—Monthly
				Monthly
14,083	14,419	—	7/5/22	1 month USD-LIBOR-	Varonis Systems, Inc.—	(329)
				BBA minus 0.35%—	Monthly
				Monthly
37,110	36,804	—	7/5/22	1 month USD-LIBOR-	West Pharmaceutical	333
				BBA minus 0.35%—	Services—Monthly
				Monthly
44,071	52,847	—	7/5/22	1 month USD-LIBOR-	XPO Logistics, Inc.—	(8,744)
				BBA minus 0.35%—	Monthly
				Monthly
Credit Suisse International
1,555,986	1,630,836	—	7/26/18	3 month USD-LIBOR-	Russell 1000 Total Return	(70,853)
				BBA plus 0.09%—	Index—Quarterly
				Quarterly
236,680	235,744	—	1/12/41	4.50% (1 month USD-	Synthetic MBX Index	(599)
				LIBOR)—Monthly	4.50% 30 year Ginnie Mae II
					pools—Monthly
10,248	10,124	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(41)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
870	860	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(3)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly

Putnam VT Absolute Return 500 Fund	19

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$5,873	$5,765	$—	1/12/45	3.50% (1 month USD-	Synthetic TRS Index 3.50%	$(59)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
13,007	12,762	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(128)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
6,035	5,922	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(59)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
7,361	7,228	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	67
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
Deutsche Bank AG
1,992,018	2,071,548	—	3/7/18	(3 month USD-LIBOR-	DB Custom PT Long 15 PR	78,204
				BBA plus 0.31%)—	Index*—Quarterly
				Quarterly
1,904,744	1,949,263	—	3/7/18	3 month USD-LIBOR-	DB Custom PT Short 15 PR	(49,383)
				BBA minus 0.45%—	Index*—Quarterly
				Quarterly
Goldman Sachs International
4,345,009	4,311,080	—	12/15/20	(1 month USD-LIBOR-	A basket (GSCBPUR1)	(34,279)
				BBA plus 0.44%)—	of common stocks*—
				Monthly	Monthly
6,593,515	6,646,197	—	12/15/20	(1 month USD-LIBOR-	A basket (GSGLPWDL)	52,215
				BBA plus 0.50%)—	of common stocks*—
				Monthly	Monthly
6,138,141	6,227,030	—	12/15/20	1 month USD-LIBOR-	A basket (GSGLPWDS)	(89,716)
				BBA minus 0.15%—	of common stocks*—
				Monthly	Monthly
348,264	351,206	—	12/15/20	(0.30%)—Monthly	Goldman Sachs Volatility	2,907
					Carry US Excess Return
					Strategy—Monthly
110,989	111,458	—	12/15/20	(0.30%)—Monthly	Goldman Sachs Volatility	458
					Carry US Excess Return
					Strategy—Monthly
184,230	184,634	—	12/15/20	(0.45%)—Monthly	Goldman Sachs Volatility	376
					Carry US Scaled 3x Excess
					Return Strategy—Monthly
551,363	552,376	—	12/15/20	(0.45%)—Monthly	Goldman Sachs Volatility	930
					Carry US Series 30 Excess
					Return Strategy—Monthly
151,245	156,667	—	12/12/18	1 month USD-LIBOR-	MSCI Emerging Markets TR	(5,284)
				BBA plus 0.46%—	Net USD—Monthly
				Monthly
5,601	5,431	—	1/12/44	(3.00%) 1 month USD-	Synthetic TRS Index 3.00%	128
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
6,865	6,781	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	27
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
6,035	5,922	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(59)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
JPMorgan Chase Bank N.A.
4,348,108	4,364,741	—	12/12/18	1 month USD-LIBOR-	A basket (JPCMPTSH)	(20,950)
				BBA minus 0.55%—	of common stocks*—
				Monthly	Monthly
1,540	1,512	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(14)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly

20	Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$7,523	$7,381	$—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	$74
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
17,554	17,223	—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	173
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
UBS AG
2,630,133	2,685,204	—	8/21/18	1 month USD-LIBOR-	MSCI Emerging Markets TR	(54,281)
				BBA plus 0.25%—	Net USD—Monthly
				Monthly
Upfront premium received		—		Unrealized appreciation		855,246
Upfront premium (paid)		—		Unrealized (depreciation)		(901,457)
Total		$—		Total		$(46,211)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF12) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Information Technology	4,197	$359,006	3.96%
Alphabet, Inc. (Class A)	Information Technology	335	353,086	3.90%
JPMorgan Chase & Co.	Financials	2,579	275,836	3.04%
Apple, Inc.	Information Technology	1,373	232,332	2.56%
Verizon Communications, Inc.	Telecommunication Services	4,011	212,298	2.34%
Citigroup, Inc.	Financials	2,779	206,815	2.28%
UnitedHealth Group, Inc.	Health Care	932	205,394	2.27%
Exxon Mobil Corp.	Energy	1,967	164,508	1.81%
Boeing Co. (The)	Industrials	533	157,121	1.73%
Johnson & Johnson	Health Care	1,100	153,667	1.70%
Home Depot, Inc. (The)	Consumer Discretionary	805	152,633	1.68%
Lowe’s Cos., Inc.	Consumer Discretionary	1,520	141,246	1.56%
Texas Instruments, Inc.	Information Technology	1,244	129,937	1.43%
PepsiCo, Inc.	Consumer Staples	1,054	126,372	1.39%
Union Pacific Corp.	Industrials	929	124,565	1.37%
Chevron, Corp.	Energy	939	117,554	1.30%
NXP Semiconductor NV	Information Technology	929	108,815	1.20%
Valero Energy Corp.	Energy	1,109	101,964	1.12%
McDonald’s Corp.	Consumer Discretionary	518	89,197	0.98%
Anthem, Inc.	Health Care	382	86,015	0.95%
International Business Machines Corp.	Information Technology	530	81,319	0.90%
Northrop Grumman Corp.	Industrials	254	78,106	0.86%
Facebook, Inc. (Class A)	Information Technology	442	78,058	0.86%
Ralph Lauren Corp.	Consumer Discretionary	752	78,025	0.86%
Southwest Airlines Co.	Industrials	1,174	76,838	0.85%
Merck & Co., Inc.	Health Care	1,350	75,964	0.84%
McKesson Corp.	Health Care	487	75,957	0.84%
Tyson Foods, Inc. (Class A)	Consumer Staples	925	75,025	0.83%
HP, Inc.	Information Technology	3,555	74,695	0.82%
Celgene Corp.	Health Care	712	74,302	0.82%
Eli Lilly & Co.	Health Care	865	73,046	0.81%
Entergy Corp.	Utilities	894	72,722	0.80%
L3 Technologies, Inc.	Industrials	361	71,373	0.79%
Cigna Corp.	Health Care	348	70,638	0.78%
Walgreens Boots Alliance, Inc.	Consumer Staples	917	66,599	0.73%
Electronic Arts, Inc.	Information Technology	633	66,530	0.73%
Kimberly-Clark Corp.	Consumer Staples	551	66,458	0.73%
Humana, Inc.	Health Care	265	65,730	0.73%

Putnam VT Absolute Return 500 Fund	21

A BASKET (MLFCF12) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Procter & Gamble Co. (The)	Consumer Staples	693	$63,695	0.70%
Prudential Financial, Inc.	Financials	550	63,263	0.70%
Cummins, Inc.	Industrials	351	61,971	0.68%
Williams Cos., Inc. (The)	Energy	2,010	61,283	0.68%
Intuit, Inc.	Information Technology	382	60,304	0.67%
Sherwin-Williams Co. (The)	Materials	143	58,661	0.65%
Marathon Petroleum Corp.	Energy	880	58,054	0.64%
Discovery Communications, Inc. (Class A)	Consumer Discretionary	2,551	57,100	0.63%
E*Trade Financial Corp.	Financials	1,151	57,060	0.63%
Walt Disney Co. (The)	Consumer Discretionary	530	56,952	0.63%
Allstate Corp. (The)	Financials	541	56,605	0.62%
Sysco Corp.	Consumer Staples	930	56,491	0.62%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health Care	2,134	$298,213	3.07%
JPMorgan Chase & Co.	Financials	2,535	271,131	2.79%
Pfizer, Inc.	Health Care	6,260	226,732	2.33%
Texas Instruments, Inc.	Information Technology	2,048	213,931	2.20%
McDonald’s Corp.	Consumer Discretionary	1,232	212,071	2.18%
Apple, Inc.	Information Technology	1,184	200,452	2.06%
UnitedHealth Group, Inc.	Health Care	888	195,694	2.01%
Altria Group, Inc.	Consumer Staples	2,625	187,476	1.93%
Applied Materials, Inc.	Information Technology	3,601	184,059	1.89%
PNC Financial Services Group, Inc. (The)	Financials	1,259	181,675	1.87%
Intuit, Inc.	Information Technology	1,144	180,436	1.85%
Raytheon Co.	Industrials	943	177,054	1.82%
Norfolk Southern Corp.	Industrials	1,193	172,915	1.78%
Danaher Corp.	Health Care	1,815	168,438	1.73%
Northrop Grumman Corp.	Industrials	544	166,908	1.72%
Honeywell International, Inc.	Industrials	1,087	166,691	1.71%
eBay, Inc.	Information Technology	4,367	164,820	1.69%
Exxon Mobil Corp.	Energy	1,942	162,460	1.67%
Humana, Inc.	Health Care	633	157,086	1.61%
Lowe’s Cos., Inc.	Consumer Discretionary	1,596	148,324	1.52%
Walt Disney Co. (The)	Consumer Discretionary	1,350	145,167	1.49%
Zoetis, Inc.	Health Care	2,005	144,415	1.48%
Sherwin-Williams Co. (The)	Materials	352	144,196	1.48%
Automatic Data Processing, Inc.	Information Technology	1,210	141,808	1.46%
Kimberly-Clark Corp.	Consumer Staples	1,166	140,638	1.45%
TJX Cos., Inc. (The)	Consumer Discretionary	1,771	135,396	1.39%
CBS Corp. (Class B) (non-voting shares)	Consumer Discretionary	2,221	131,060	1.35%
Allstate Corp. (The)	Financials	1,183	123,890	1.27%
Aflac, Inc.	Financials	1,278	112,212	1.15%
Alphabet, Inc. (Class A)	Information Technology	106	112,142	1.15%
Juniper Networks, Inc.	Information Technology	3,838	109,376	1.12%
Ross Stores, Inc.	Consumer Discretionary	1,361	109,244	1.12%
Verizon Communications, Inc.	Telecommunication Services	1,962	103,861	1.07%
Berkshire Hathaway, Inc.	Financials	522	103,566	1.06%
CME Group, Inc.	Financials	706	103,147	1.06%
F5 Networks, Inc.	Information Technology	746	97,867	1.01%
Marathon Petroleum Corp.	Energy	1,474	97,238	1.00%
General Dynamics Corp.	Industrials	475	96,641	0.99%
CVS Health Corp.	Consumer Staples	1,313	95,226	0.98%

22	Putnam VT Absolute Return 500 Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Fidelity National Information Services, Inc.	Information Technology	1,003	$94,362	0.97%
Sysco Corp.	Consumer Staples	1,458	88,564	0.91%
Kinder Morgan, Inc.	Energy	4,847	87,577	0.90%
Adobe Systems, Inc.	Information Technology	495	86,718	0.89%
Microsoft Corp.	Information Technology	995	85,148	0.88%
Waste Management, Inc.	Industrials	925	79,803	0.82%
Harris Corp.	Industrials	554	78,466	0.81%
NetApp, Inc.	Information Technology	1,403	77,621	0.80%
Great Plains Energy, Inc.	Utilities	2,390	77,067	0.79%
Baker Hughes, a GE Co.	Energy	2,399	75,918	0.78%
Equity Residential Trust	Real Estate	1,164	74,208	0.76%

DB CUSTOM PT LONG 15 PR INDEX
				Percentage
Common stocks	Sector	Shares	Value	value
Deutsche Lufthansa AG (Germany)	Industrials	4,503	$166,091	8.02%
Flight Centre Travel Group, Ltd. (Australia)	Consumer Discretionary	3,035	105,008	5.07%
Covestro AG (Germany)	Materials	946	97,677	4.72%
3i Group PLC (United Kingdom)	Financials	7,573	93,585	4.52%
Persimmon PLC (United Kingdom)	Consumer Discretionary	2,503	92,722	4.48%
E.ON SE (Germany)	Utilities	8,393	91,316	4.41%
Deutsche Post AG (Germany)	Industrials	1,909	91,123	4.40%
JX Holdings, Inc. (Japan)	Energy	14,076	90,843	4.39%
Qantas Airways, Ltd. (Australia)	Industrials	22,954	90,485	4.37%
Credit Agricole SA (France)	Financials	5,331	88,340	4.26%
Anglo American PLC (United Kingdom)	Materials	4,124	86,449	4.17%
Rio Tinto PLC (United Kingdom)	Materials	1,585	84,515	4.08%
AXA SA (France)	Financials	2,720	80,774	3.90%
Medipal Holdings Corp. (Japan)	Health Care	4,043	79,214	3.82%
Japan Airlines Co., Ltd. (Japan)	Industrials	2,017	78,930	3.81%
Bayer AG (Germany)	Health Care	594	74,222	3.58%
Societe Generale SA (France)	Financials	1,432	74,016	3.57%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	1,693	73,158	3.53%
Peugeot SA (France)	Consumer Discretionary	3,413	69,485	3.35%
Marks & Spencer Group PLC (United Kingdom)	Consumer Discretionary	15,822	67,377	3.25%
Sanofi (France)	Health Care	756	65,262	3.15%
Mizuho Financial Group, Inc. (Japan)	Financials	35,642	64,734	3.12%
Harvey Norman Holdings, Ltd. (Australia)	Consumer Discretionary	17,749	57,889	2.79%
Coca-Cola Amatil, Ltd. (Australia)	Consumer Staples	8,474	56,402	2.72%
Fortescue Metals Group, Ltd. (Australia)	Materials	13,605	51,930	2.51%

DB CUSTOM PT SHORT 15 PR INDEX†
				Percentage
Common stocks	Sector	Shares	Value	value
Infineon Technologies AG (Germany)	Information Technology	3,638	$99,761	5.12%
Santos, Ltd. (Australia)	Energy	23,144	98,657	5.06%
Groupe Eurotunnel SA (France)	Industrials	7,150	92,043	4.72%
Symrise AG (Germany)	Materials	1,063	91,389	4.69%
Cobham PLC (United Kingdom)	Industrials	50,696	86,615	4.44%
Accor SA (France)	Consumer Discretionary	1,675	86,489	4.44%
Dassault Systemes SA (France)	Information Technology	810	86,220	4.42%
Air Liquide SA (France)	Materials	664	83,722	4.30%
Royal Bank of Scotland Group PLC (United Kingdom)	Financials	22,000	82,736	4.24%
Weir Group PLC (The) (United Kingdom)	Industrials	2,806	80,576	4.13%
SAP SE ADR (Germany)	Information Technology	702	78,823	4.04%
Adidas AG (Germany)	Consumer Discretionary	387	77,724	3.99%
Sydney Airport (Australia)	Industrials	14,040	77,416	3.97%

Putnam VT Absolute Return 500 Fund	23

DB CUSTOM PT SHORT 15 PR INDEX† cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Hamamatsu Photonics KK (Japan)	Information Technology	2,242	$75,442	3.87%
Aeon Co., Ltd. (Japan)	Consumer Staples	4,440	74,980	3.85%
Transurban Group (Units) (Australia)	Industrials	7,709	74,945	3.84%
MAN SE (Germany)	Industrials	639	73,246	3.76%
Fresnillo PLC (Mexico)	Materials	3,683	71,200	3.65%
Odakyu Electric Railway Co., Ltd. (Japan)	Industrials	3,314	70,899	3.64%
Ono Pharmaceutical Co., Ltd. (Japan)	Health Care	3,004	70,027	3.59%
Zodiac Aerospace (France)	Industrials	2,251	67,397	3.46%
APA Group (Units) (Australia)	Utilities	10,077	65,656	3.37%
Asics Corp. (Japan)	Consumer Discretionary	3,773	60,158	3.09%
Inmarsat PLC (United Kingdom)	Telecommunication Services	7,844	52,080	2.67%

† Excludes cash component.

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Royal Dutch Shell PLC (Class A) (United Kingdom)	Energy	1,815	$60,894	0.92%
PepsiCo, Inc.	Consumer Staples	495	59,417	0.89%
Total SA (France)	Energy	1,050	58,077	0.87%
Repsol SA (Spain)	Energy	3,240	57,374	0.86%
Monsanto Co.	Materials	488	57,037	0.86%
Avery Dennison Corp.	Materials	495	56,907	0.86%
Torchmark Corp.	Financials	617	56,013	0.84%
Synopsys, Inc.	Information Technology	653	55,627	0.84%
Eversource Energy	Utilities	880	55,618	0.84%
WEC Energy Group, Inc.	Utilities	833	55,313	0.83%
Bank of Nova Scotia (The) (Canada)	Financials	846	54,785	0.82%
Xcel Energy, Inc.	Utilities	1,117	53,718	0.81%
Cigna Corp.	Health Care	260	52,901	0.80%
Allianz SE (Germany)	Financials	220	50,535	0.76%
NextEra Energy, Inc.	Utilities	313	48,872	0.74%
Valero Energy Corp.	Energy	520	47,780	0.72%
ING Groep NV GDR (Netherlands)	Financials	2,459	45,248	0.68%
Swiss Life Holding AG (Switzerland)	Financials	125	44,114	0.66%
ITOCHU Corp. (Japan)	Industrials	2,323	43,363	0.65%
Raytheon Co.	Industrials	231	43,302	0.65%
Japan Post Bank Co., Ltd. (Japan)	Financials	3,269	42,574	0.64%
Honeywell International, Inc.	Industrials	271	41,496	0.62%
Royal Bank of Canada (Canada)	Financials	505	41,363	0.62%
AXA SA (France)	Financials	1,387	41,184	0.62%
Berkeley Group Holdings PLC (The) (United Kingdom)	Consumer Discretionary	725	41,176	0.62%
Canadian National Railway Co. (Canada)	Industrials	493	40,788	0.61%
Swisscom AG (Switzerland)	Telecommunication Services	76	40,294	0.61%
Baloise Holding AG (Switzerland)	Financials	252	39,287	0.59%
Beiersdorf AG (Germany)	Consumer Staples	334	39,265	0.59%
AGNC Investment Corp.	Financials	1,922	38,809	0.58%
Canadian Imperial Bank of Commerce (Canada)	Financials	393	38,481	0.58%
Ingredion, Inc.	Consumer Staples	263	36,829	0.55%
Exxon Mobil Corp.	Energy	436	36,490	0.55%
Atmos Energy Corp.	Utilities	423	36,369	0.55%
Muenchener Rueckversicherungs-Gesellschaft AG in	Financials	167	36,213	0.54%
Muenchen (Germany)
Accenture PLC (Class A)	Information Technology	227	34,725	0.52%
Phillips 66	Energy	343	34,725	0.52%
Lockheed Martin Corp.	Industrials	105	33,718	0.51%
Klepierre (France)	Real Estate	761	33,502	0.50%
Enagas SA (Spain)	Energy	1,135	32,546	0.49%

24	Putnam VT Absolute Return 500 Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Annaly Capital Management, Inc.	Financials	2,718	$32,321	0.49%
Time Warner, Inc.	Consumer Discretionary	351	32,104	0.48%
Danaher Corp.	Health Care	344	31,965	0.48%
SBI Holdings, Inc. (Japan)	Financials	1,517	31,732	0.48%
Church & Dwight Co., Inc.	Consumer Staples	620	31,089	0.47%
Hilton Worldwide Holdings, Inc.	Consumer Discretionary	386	30,848	0.46%
Porsche Automobil Holding SE (Preference) (Germany)	Consumer Discretionary	367	30,731	0.46%
ENI SpA (Italy)	Energy	1,852	30,687	0.46%
Pinnacle West Capital Corp.	Utilities	360	30,676	0.46%
NN Group NV (Netherlands)	Financials	703	30,506	0.46%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
U.S. Bancorp	Financials	1,032	$55,280	0.89%
Dominion Energy, Inc.	Utilities	654	52,993	0.85%
Anheuser-Busch InBev SA/NV (Belgium)	Consumer Staples	474	52,978	0.85%
Berkshire Hathaway, Inc.	Financials	266	52,661	0.85%
Ball Corp.	Materials	1,159	43,884	0.70%
Wells Fargo & Co.	Financials	673	40,810	0.66%
PNC Financial Services Group, Inc. (The)	Financials	283	40,774	0.65%
Ferrovial SA (Spain)	Industrials	1,731	39,347	0.63%
W.R. Berkley Corp.	Financials	537	38,505	0.62%
JPMorgan Chase & Co.	Financials	360	38,481	0.62%
Cincinnati Financial Corp.	Financials	511	38,309	0.62%
Heineken NV (Netherlands)	Consumer Staples	366	38,220	0.61%
Realty Income Corp.	Real Estate	670	38,215	0.61%
Enbridge, Inc. (Canada)	Energy	968	37,970	0.61%
Markel Corp.	Financials	31	35,616	0.57%
Aeon Co., Ltd. (Japan)	Consumer Staples	2,086	35,237	0.57%
Brookfield Asset Management, Inc. (Canada)	Financials	805	35,139	0.56%
Bouygues SA (France)	Industrials	666	34,661	0.56%
Duke Energy Corp.	Utilities	407	34,227	0.55%
Alleghany Corp.	Financials	57	33,981	0.55%
Prudential PLC (United Kingdom)	Financials	1,289	33,227	0.53%
Pembina Pipeline Corp. (Canada)	Energy	904	32,834	0.53%
Telefonica SA (Spain)	Telecommunication Services	3,327	32,458	0.52%
Novartis AG (Switzerland)	Health Care	381	32,230	0.52%
American Electric Power Co., Inc.	Utilities	433	31,853	0.51%
W.R. Grace & Co.	Materials	447	31,362	0.50%
Eisai Co., Ltd. (Japan)	Health Care	544	30,997	0.50%
Huntington Bancshares, Inc.	Financials	2,125	30,946	0.50%
Emera, Inc. (Canada)	Utilities	824	30,912	0.50%
Suncor Energy, Inc. (Canada)	Energy	829	30,532	0.49%
Continental AG (Germany)	Consumer Discretionary	112	30,143	0.48%
Accor SA (France)	Consumer Discretionary	579	29,914	0.48%
Symrise AG (Germany)	Materials	341	29,348	0.47%
HCA Healthcare, Inc.	Health Care	334	29,324	0.47%
SAP SE ADR (Germany)	Information Technology	257	28,821	0.46%
Svenska Handelsbanken AB (Sweden)	Financials	2,102	28,805	0.46%
American International Group, Inc.	Financials	479	28,528	0.46%
M&T Bank Corp.	Financials	166	28,396	0.46%
Johnson Controls International PLC	Industrials	742	28,282	0.45%
CNH Industrial NV (United Kingdom)	Industrials	2,100	28,173	0.45%
Credit Suisse Group AG (Switzerland)	Financials	1,561	27,868	0.45%
BB&T Corp.	Financials	555	27,595	0.44%

Putnam VT Absolute Return 500 Fund	25

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
People’s United Financial, Inc.	Financials	1,472	$27,535	0.44%
Arthur J. Gallagher & Co.	Financials	432	27,330	0.44%
Airbus SE (France)	Industrials	270	26,869	0.43%
Chubb, Ltd.	Financials	182	26,637	0.43%
Bureau Veritas SA (France)	Industrials	957	26,200	0.42%
Koninklijke KPN NV (Netherlands)	Telecommunication Services	7,496	26,176	0.42%
Daimler AG (Germany)	Consumer Discretionary	308	26,172	0.42%
ServiceNow, Inc.	Information Technology	196	25,620	0.41%

A BASKET (GSCBPUR1) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Becton Dickinson and Co.	Health Care	493	$105,579	2.45%
BlackRock, Inc.	Financials	170	87,160	2.02%
Danaher Corp.	Health Care	932	86,533	2.01%
Kraft Heinz Co. (The)	Consumer Staples	1,109	86,220	2.00%
Invesco, Ltd.	Financials	2,302	84,107	1.95%
PepsiCo, Inc.	Consumer Staples	657	78,829	1.83%
Bank of America Corp.	Financials	2,556	75,463	1.75%
Honeywell International, Inc.	Industrials	457	70,013	1.62%
Visa, Inc. (Class A)	Information Technology	561	64,015	1.48%
Amazon.com, Inc.	Consumer Discretionary	55	63,769	1.48%
SunTrust Banks, Inc.	Financials	962	62,132	1.44%
W.R. Grace & Co.	Materials	884	61,977	1.44%
Intuitive Surgical, Inc.	Health Care	148	54,153	1.26%
Intercontinental Exchange, Inc.	Financials	717	50,601	1.17%
Sherwin-Williams Co. (The)	Materials	121	49,684	1.15%
Agilent Technologies, Inc.	Health Care	738	49,434	1.15%
Raytheon Co.	Industrials	250	46,875	1.09%
Fortive Corp.	Industrials	644	46,622	1.08%
Boston Scientific Corp.	Health Care	1,817	45,055	1.05%
Jazz Pharmaceuticals PLC	Health Care	329	44,263	1.03%
CF Industries Holdings, Inc.	Materials	1,023	43,531	1.01%
Bio-Rad Laboratories, Inc. (Class A)	Health Care	177	42,182	0.98%
DowDuPont, Inc.	Materials	578	41,171	0.96%
L Brands, Inc.	Consumer Discretionary	679	40,880	0.95%
Hartford Financial Services Group, Inc. (The)	Financials	694	39,076	0.91%
Albemarle Corp.	Materials	304	38,870	0.90%
Sealed Air Corp.	Materials	788	38,848	0.90%
Alphabet, Inc. (Class C)	Information Technology	35	36,881	0.86%
Northrop Grumman Corp.	Industrials	116	35,638	0.83%
Assured Guaranty, Ltd.	Financials	1,036	35,096	0.81%
Costco Wholesale Corp.	Consumer Staples	181	33,656	0.78%
Republic Services, Inc.	Industrials	495	33,452	0.78%
Alcoa Corp.	Materials	610	32,872	0.76%
Amgen, Inc.	Health Care	186	32,315	0.75%
O’Reilly Automotive, Inc.	Consumer Discretionary	134	32,230	0.75%
Rockwell Automation, Inc.	Industrials	162	31,827	0.74%
Investors Bancorp, Inc.	Financials	2,219	30,793	0.71%
American Financial Group, Inc.	Financials	280	30,388	0.70%
Fortune Brands Home & Security, Inc.	Industrials	437	29,895	0.69%
Molson Coors Brewing Co. (Class B)	Consumer Staples	363	29,807	0.69%
KKR & Co. LP	Financials	1,412	29,728	0.69%
Kimberly-Clark Corp.	Consumer Staples	246	29,702	0.69%
TJX Cos., Inc. (The)	Consumer Discretionary	383	29,290	0.68%
Cummins, Inc.	Industrials	163	28,747	0.67%

26	Putnam VT Absolute Return 500 Fund

A BASKET (GSCBPUR1) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Dover Corp.	Industrials	282	$28,493	0.66%
Ares Capital Corp.	Financials	1,800	28,303	0.66%
Norfolk Southern Corp.	Industrials	194	28,159	0.65%
Axalta Coating Systems, Ltd.	Materials	867	28,041	0.65%
AMETEK, Inc.	Industrials	371	26,875	0.62%
American International Group, Inc.	Financials	451	26,865	0.62%

A BASKET (JPCMPTSH) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Thermo Fisher Scientific, Inc.	Health Care	459	$87,226	2.00%
Franklin Resources, Inc.	Financials	1,969	85,324	1.95%
CME Group, Inc.	Financials	569	83,067	1.90%
Archer-Daniels-Midland Co.	Consumer Staples	2,072	83,034	1.90%
Medtronic PLC	Health Care	921	74,336	1.70%
WestRock Co.	Materials	1,134	71,687	1.64%
United Parcel Service, Inc. (Class B)	Industrials	497	59,177	1.36%
Progressive Corp. (The)	Financials	1,024	57,654	1.32%
Praxair, Inc.	Materials	365	56,398	1.29%
Hill-Rom Holdings, Inc.	Health Care	637	53,657	1.23%
Fiserv, Inc.	Information Technology	400	52,500	1.20%
Phillips 66	Energy	468	47,324	1.08%
Xcel Energy, Inc.	Utilities	948	45,626	1.05%
Netflix, Inc.	Consumer Discretionary	236	45,233	1.04%
Michael Kors Holdings, Ltd.	Consumer Discretionary	718	45,229	1.04%
Travelers Cos., Inc. (The)	Financials	312	42,299	0.97%
Procter & Gamble Co. (The)	Consumer Staples	449	41,236	0.94%
Coca-Cola Co. (The)	Consumer Staples	873	40,044	0.92%
WEC Energy Group, Inc.	Utilities	594	39,466	0.90%
Target Corp.	Consumer Discretionary	602	39,283	0.90%
Dominion Energy, Inc.	Utilities	472	38,289	0.88%
Ecolab, Inc.	Materials	281	37,735	0.86%
Varian Medical Systems, Inc.	Health Care	336	37,335	0.86%
Altria Group, Inc.	Consumer Staples	520	37,158	0.85%
Aflac, Inc.	Financials	421	36,943	0.85%
T Rowe Price Group, Inc.	Financials	352	36,914	0.85%
STERIS PLC (United Kingdom)	Health Care	420	36,754	0.84%
Lockheed Martin Corp.	Industrials	113	36,215	0.83%
Deere & Co.	Industrials	230	36,048	0.83%
Duke Energy Corp.	Utilities	428	35,962	0.82%
Kohl’s Corp.	Consumer Discretionary	645	34,977	0.80%
Stryker Corp.	Health Care	224	34,624	0.79%
Textron, Inc.	Industrials	612	34,613	0.79%
Consolidated Edison, Inc.	Utilities	407	34,570	0.79%
Intel Corp.	Information Technology	742	34,252	0.78%
Invitation Homes, Inc.	Real Estate	1,411	33,268	0.76%
PerkinElmer, Inc.	Health Care	441	32,211	0.74%
NVIDIA Corp.	Information Technology	157	30,313	0.69%
Boeing Co. (The)	Industrials	97	28,631	0.66%
Baker Hughes, a GE Co.	Energy	897	28,391	0.65%
Illinois Tool Works, Inc.	Industrials	166	27,740	0.64%
Brighthouse Financial, Inc.	Financials	471	27,645	0.63%
Commerce Bancshares, Inc./MO	Financials	494	27,584	0.63%
FedEx Corp.	Industrials	110	27,571	0.63%
Federated Investors, Inc.	Financials	758	27,352	0.63%
Unum Group	Financials	493	27,086	0.62%
Brown-Forman Corp. (Class B)	Consumer Staples	391	26,874	0.62%

Putnam VT Absolute Return 500 Fund	27

A BASKET (JPCMPTSH) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
LyondellBasell Industries NV	Materials	243	$26,861	0.62%
Clorox Co. (The)	Consumer Staples	180	26,699	0.61%
Prudential Financial, Inc.	Financials	232	26,661	0.61%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 12/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BBB–/P	$68	$1,000	$146	5/11/63	300 bp—Monthly	$(77)
CMBX NA BBB–.6 Index	BBB–/P	121	2,000	293	5/11/63	300 bp—Monthly	(171)
CMBX NA BBB–.6 Index	BBB–/P	247	4,000	585	5/11/63	300 bp—Monthly	(336)
CMBX NA BBB–.6 Index	BBB–/P	228	4,000	585	5/11/63	300 bp—Monthly	(355)
Barclays Bank PLC
CMBX NA BBB–.6 Index	BBB–/P	887	8,000	1,170	5/11/63	300 bp—Monthly	(279)
CMBX NA BBB–.7 Index	BBB–/P	141	25,000	2,920	1/17/47	300 bp—Monthly	(2,765)
Citigroup Global Markets, Inc.
CMBX NA BBB–.6 Index	BBB–/P	815	6,000	878	5/11/63	300 bp—Monthly	(59)
Credit Suisse International
CMBX NA A.6 Index	A/P	449	9,000	401	5/11/63	200 bp—Monthly	52
CMBX NA A.6 Index	A/P	2,994	59,000	2,626	5/11/63	200 bp—Monthly	392
CMBX NA BBB–.6 Index	BBB–/P	760	6,000	878	5/11/63	300 bp—Monthly	(114)
CMBX NA BBB–.6 Index	BBB–/P	802	7,000	1,024	5/11/63	300 bp—Monthly	(218)
CMBX NA BBB–.6 Index	BBB–/P	2,065	18,000	2,633	5/11/63	300 bp—Monthly	(558)
CMBX NA BBB–.6 Index	BBB–/P	24,378	228,000	33,356	5/11/63	300 bp—Monthly	(8,845)
CMBX NA BBB–.7 Index	BBB–/P	3,952	50,000	5,840	1/17/47	300 bp—Monthly	(1,859)
CMBX NA BBB–.7 Index	BBB–/P	35,997	487,000	56,882	1/17/47	300 bp—Monthly	(20,601)
Goldman Sachs International
CMBX NA A.6 Index	A/P	309	6,000	267	5/11/63	200 bp—Monthly	44
CMBX NA A.6 Index	A/P	419	8,000	356	5/11/63	200 bp—Monthly	66
CMBX NA A.6 Index	A/P	1,476	29,000	1,291	5/11/63	200 bp—Monthly	197
CMBX NA A.6 Index	A/P	3,977	62,000	2,759	5/11/63	200 bp—Monthly	1,242
CMBX NA A.7 Index	A-/P	353	7,000	232	1/17/47	200 bp—Monthly	123
CMBX NA BBB–.6 Index	BBB–/P	259	3,000	439	5/11/63	300 bp—Monthly	(178)
CMBX NA BBB–.6 Index	BBB–/P	260	3,000	439	5/11/63	300 bp—Monthly	(177)
CMBX NA BBB–.6 Index	BBB–/P	422	5,000	732	5/11/63	300 bp—Monthly	(307)
CMBX NA BBB–.6 Index	BBB–/P	661	6,000	878	5/11/63	300 bp—Monthly	(213)
CMBX NA BBB–.6 Index	BBB–/P	365	7,000	1,024	5/11/63	300 bp—Monthly	(655)
CMBX NA BBB–.6 Index	BBB–/P	591	7,000	1,024	5/11/63	300 bp—Monthly	(429)
CMBX NA BBB–.6 Index	BBB–/P	633	8,000	1,170	5/11/63	300 bp—Monthly	(533)
CMBX NA BBB–.6 Index	BBB–/P	435	9,000	1,317	5/11/63	300 bp—Monthly	(876)
CMBX NA BBB–.6 Index	BBB–/P	990	9,000	1,317	5/11/63	300 bp—Monthly	(321)
CMBX NA BBB–.6 Index	BBB–/P	1,218	10,000	1,463	5/11/63	300 bp—Monthly	(240)
CMBX NA BBB–.6 Index	BBB–/P	1,160	14,000	2,048	5/11/63	300 bp—Monthly	(880)
CMBX NA BBB–.6 Index	BBB–/P	1,671	15,000	2,195	5/11/63	300 bp—Monthly	(514)
CMBX NA BBB–.6 Index	BBB–/P	2,221	16,000	2,341	5/11/63	300 bp—Monthly	(110)
CMBX NA BBB–.6 Index	BBB–/P	1,090	16,000	2,341	5/11/63	300 bp—Monthly	(1,241)
CMBX NA BBB–.6 Index	BBB–/P	878	18,000	2,633	5/11/63	300 bp—Monthly	(1,745)
CMBX NA BBB–.6 Index	BBB–/P	2,923	27,000	3,950	5/11/63	300 bp—Monthly	(1,011)
CMBX NA BBB–.6 Index	BBB–/P	3,376	36,000	5,267	5/11/63	300 bp—Monthly	(1,869)
CMBX NA BBB–.6 Index	BBB–/P	4,360	58,000	8,485	5/11/63	300 bp—Monthly	(4,092)
CMBX NA BBB–.7 Index	BBB–/P	695	8,000	934	1/17/47	300 bp—Monthly	(235)
CMBX NA BBB–.7 Index	BBB–/P	1,448	17,000	1,986	1/17/47	300 bp—Monthly	(528)
CMBX NA BBB–.7 Index	BBB–/P	7,737	111,000	12,965	1/17/47	300 bp—Monthly	(5,163)
CMBX NA BBB–.7 Index	BBB–/P	8,352	113,000	13,198	1/17/47	300 bp—Monthly	(4,780)

28	Putnam VT Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 12/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BBB–.6 Index	BBB–/P	$1,189	$8,000	$1,170	5/11/63	300 bp—Monthly	$23
CMBX NA A.6 Index	A/P	253	5,000	223	5/11/63	200 bp—Monthly	33
CMBX NA A.6 Index	A/P	307	6,000	267	5/11/63	200 bp—Monthly	43
CMBX NA A.6 Index	A/P	501	11,000	490	5/11/63	200 bp—Monthly	16
CMBX NA A.6 Index	A/P	871	18,000	801	5/11/63	200 bp—Monthly	77
CMBX NA BBB–.6 Index	BBB–/P	131	1,000	146	5/11/63	300 bp—Monthly	(15)
CMBX NA BBB–.6 Index	BBB–/P	375	3,000	439	5/11/63	300 bp—Monthly	(62)
CMBX NA BBB–.6 Index	BBB–/P	747	5,000	732	5/11/63	300 bp—Monthly	19
CMBX NA BBB–.6 Index	BBB–/P	660	6,000	878	5/11/63	300 bp—Monthly	(214)
CMBX NA BBB–.6 Index	BBB–/P	945	8,000	1,170	5/11/63	300 bp—Monthly	(220)
CMBX NA BBB–.6 Index	BBB–/P	1,554	10,000	1,463	5/11/63	300 bp—Monthly	97
CMBX NA BBB–.6 Index	BBB–/P	2,952	20,000	2,926	5/11/63	300 bp—Monthly	37
CMBX NA BBB–.6 Index	BBB–/P	3,242	23,000	3,365	5/11/63	300 bp—Monthly	(109)
CMBX NA BBB–.6 Index	BBB–/P	2,837	25,000	3,658	5/11/63	300 bp—Monthly	(806)
CMBX NA BBB–.6 Index	BBB–/P	2,966	27,000	3,950	5/11/63	300 bp—Monthly	(969)
CMBX NA BBB–.6 Index	BBB–/P	3,028	27,000	3,950	5/11/63	300 bp—Monthly	(906)
CMBX NA BBB–.6 Index	BBB–/P	6,108	51,000	7,461	5/11/63	300 bp—Monthly	(1,324)
CMBX NA BBB–.6 Index	BBB–/P	6,641	55,000	8,047	5/11/63	300 bp—Monthly	(1,373)
CMBX NA BBB–.6 Index	BBB–/P	12,194	88,000	12,874	5/11/63	300 bp—Monthly	(629)
CMBX NA BBB–.6 Index	BBB–/P	38,177	217,000	31,747	5/11/63	300 bp—Monthly	6,555
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	A/P	726	12,000	534	5/11/63	200 bp—Monthly	196
Upfront premium received		208,587	Unrealized appreciation				9,212
Upfront premium (paid)		—	Unrealized (depreciation)				(68,961)
Total		$208,587	Total				$(59,749)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(816)	$5,000	$938	1/17/47	(500 bp)—Monthly	$116
CMBX NA BB.7 Index	(785)	5,000	938	1/17/47	(500 bp)—Monthly	147
Credit Suisse International
CMBX NA BB.7 Index	(1,447)	82,000	19,500	5/11/63	(500 bp)—Monthly	17,973
CMBX NA BB.7 Index	(2,961)	18,000	3,375	1/17/47	(500 bp)—Monthly	397
Goldman Sachs International
CMBX NA BB.6 Index	(5,422)	53,000	12,603	5/11/63	(500 bp)—Monthly	7,130
CMBX NA BB.7 Index	(757)	5,000	938	1/17/47	(500 bp)—Monthly	176
CMBX NA BB.6 Index	(2,776)	19,000	4,518	5/11/63	(500 bp)—Monthly	1,724
CMBX NA BB.7 Index	(10,481)	62,000	11,625	1/17/47	(500 bp)—Monthly	1,082
CMBX NA BB.7 Index	(3,286)	18,000	3,375	1/17/47	(500 bp)—Monthly	71
CMBX NA BB.7 Index	(1,638)	10,000	1,875	1/17/47	(500 bp)—Monthly	227
JPMorgan Securities LLC
CMBX NA BB.6 Index	(281)	2,000	476	5/11/63	(500 bp)—Monthly	192
CMBX NA BB.7 Index	(3,322)	18,000	3,375	1/17/47	(500 bp)—Monthly	36
CMBX NA BB.7 Index	(1,565)	10,000	1,875	1/17/47	(500 bp)—Monthly	300
CMBX NA BB.7 Index	(1,299)	8,000	1,500	1/17/47	(500 bp)—Monthly	193
CMBX NA BB.7 Index	(785)	5,000	938	1/17/47	(500 bp)—Monthly	147

Putnam VT Absolute Return 500 Fund	29

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(14,260)	$130,000	$15,184	1/17/47	(300 bp)—Monthly	$848
CMBX NA BBB–.7 Index	(2,567)	23,000	2,686	1/17/47	(300 bp)—Monthly	106
CMBX NA BBB–.7 Index	(592)	11,000	1,285	1/17/47	(300 bp)—Monthly	687
CMBX NA BBB–.7 Index	(1,048)	10,000	1,168	1/17/47	(300 bp)—Monthly	115
Upfront premium received	—		Unrealized appreciation			31,667
Upfront premium (paid)	(56,088)		Unrealized (depreciation)			—
Total	$(56,088)		Total			$31,667

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 12/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29 Index	B+/P	$(173,420)	$2,188,000	$180,619	12/20/22	500 bp—	$10,846
						Quarterly
Total		$(173,420)					$10,846

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29 Index	$138,573	$1,860,000	$153,543	12/20/22	(500 bp)—Quarterly	$(18,069)
Total	$138,573					$(18,069)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

30	Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$74,333	$340,840	$—
Capital goods	—	104,601	—
Communication services	229,582	206,067	—
Consumer cyclicals	133,397	265,884	—
Consumer staples	9,448	75,236	—
Energy	71,056	94,978	—
Financials	11,533	903,115	—
Health care	—	28,098	—
Technology	258,069	691,810	—
Transportation	6,178	50,723	—
Utilities and power	126,792	73,788	—
Total common stocks	920,388	2,835,140	—
Asset-backed securities	—	49,667	—
Commodity linked notes	—	1,877,822	—
Corporate bonds and notes	—	167,516	—
Foreign government and agency bonds and notes		202,435
Investment companies	2,618,780	—	—
Mortgage-backed securities	—	1,596,582	—
Purchased options outstanding	—	59,864	—
Purchased swap options outstanding	—	6,425	—
U.S. government and agency mortgage obligations	—	4,136,992	—
Warrants	—	43,083	—
Short-term investments	6,068,161	17,915,879	—
Totals by level	$9,607,329	$28,891,405	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(56,609)	$—
Futures contracts	11,785	—	—
Written options outstanding	—	(10,367)	—
Written swap options outstanding	—	(9,597)	—
Forward premium swap option contracts	—	9	—
TBA sale commitments	—	(2,054,219)	—
Interest rate swap contracts	—	(6,948)	—
Total return swap contracts	—	(46,211)	—
Credit default contracts	—	(152,957)	—
Totals by level	$11,785	$(2,336,899)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund	31

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value, including $694,425 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $23,254,421)	$24,153,098
Affiliated issuers (identified cost $6,666,636) (Notes 1 and 5))	6,666,636
Repurchase agreements (identified cost $7,679,000)	7,679,000
Cash	409
Foreign currency (cost $12,125) (Note 1)	12,226
Dividends, interest and other receivables	68,527
Receivable for shares of the fund sold	27,154
Receivable for investments sold	42,411
Receivable for sales of delayed delivery securities (Note 1)	1,023,511
Receivable from Manager (Note 2)	7,533
Receivable for variation margin on futures contracts (Note 1)	9,735
Receivable for variation margin on centrally cleared swap contracts (Note 1)	51,749
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,174
Unrealized appreciation on forward currency contracts (Note 1)	57,910
Unrealized appreciation on OTC swap contracts (Note 1)	896,125
Premium paid on OTC swap contracts (Note 1)	56,088
Total assets	40,754,286

Liabilities
Payable for investments purchased	1,990
Payable for purchases of delayed delivery securities (Note 1)	3,073,735
Payable for shares of the fund repurchased	18,726
Payable for custodian fees (Note 2)	34,836
Payable for investor servicing fees (Note 2)	3,748
Payable for Trustee compensation and expenses (Note 2)	3,261
Payable for administrative services (Note 2)	342
Payable for distribution fees (Note 2)	7,089
Payable for variation margin on futures contracts (Note 1)	16,540
Payable for variation margin on centrally cleared swap contracts (Note 1)	46,185
Unrealized depreciation on OTC swap contracts (Note 1)	970,418
Premium received on OTC swap contracts (Note 1)	208,587
Unrealized depreciation on forward currency contracts (Note 1)	114,519
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,165
Written options outstanding, at value (premiums $59,402) (Note 1)	19,964
TBA sale commitments, at value (proceeds receivable $2,045,078) (Note 1)	2,054,219
Collateral on securities loaned, at value (Note 1)	708,475
Collateral on certain derivative contracts, at value (Notes 1 and 9)	141,835
Other accrued expenses	87,041
Total liabilities	7,513,675

Net assets	$33,240,611

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,222,458
Undistributed net investment income (Note 1)	191,561
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,022,789
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	803,803
Total — Representing net assets applicable to capital shares outstanding	$33,240,611

Computation of net asset value Class IA
Net assets	$19,975
Number of shares outstanding	1,836
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.88

Computation of net asset value Class IB
Net assets	$33,220,636
Number of shares outstanding	3,096,843
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.73

The accompanying notes are an integral part of these financial statements.

32	Putnam VT Absolute Return 500 Fund

Statement of operations
Year ended 12/31/17

Investment income
Interest (including interest income of $66,984 from investments in affiliated issuers) (Note 5)	$384,650
Dividends (net of foreign tax of $11,409)	245,069
Securities lending (net of expenses) (Notes 1 and 5)	1,003
Total investment income	630,722

Expenses
Compensation of Manager (Note 2)	240,211
Investor servicing fees (Note 2)	23,215
Custodian fees (Note 2)	75,101
Trustee compensation and expenses (Note 2)	1,910
Distribution fees (Note 2)	82,878
Administrative services (Note 2)	999
Auditing and tax fees	84,428
Other	22,175
Fees waived and reimbursed by Manager (Note 2)	(149,117)
Total expenses	381,800

Expense reduction (Note 2)	(854)
Net expenses	380,946

Net investment income	249,776

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,733,759
Net realized gain on forward currency contracts (Note 1)	51,141
Net realized loss on foreign currency transactions (Note 1)	(2,818)
Net realized loss on swap contracts (Note 1)	(53,595)
Net realized gain on futures contracts (Note 1)	216,943
Net realized loss on written options (Note 1)	(3,479)
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments during the year	10,301
Net unrealized depreciation of forward currency contracts during the year	(67,554)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	546
Net unrealized appreciation of swap contracts during the year	8,162
Net unrealized appreciation of futures contracts during the year	55,043
Net unrealized appreciation of written options during the year	14,059
Net gain on investments	1,962,508

Net increase in net assets resulting from operations	$2,212,284

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund	33

Statement of changes in net assets

	Year ended	Year ended
	12/31/17	12/31/16
Increase (decrease) in net assets
Operations:
Net investment income	$249,776	$195,763
Net realized gain (loss) on investments and foreign currency transactions	1,941,951	(924,623)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,557	911,643
Net increase in net assets resulting from operations	2,212,284	182,783
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	(739)
Class IB	—	(1,158,654)
From return of capital
Class IA	—	(42)
Class IB	—	(66,319)
Decrease from capital share transactions (Note 4)	(16,614)	(1,750,376)
Total increase (decrease) in net assets	2,195,670	(2,793,347)
Net assets:
Beginning of year	31,044,941	33,838,288
End of year (including undistributed net investment income of $191,561 and $85,992, respectively)	$33,240,611	$31,044,941

The accompanying notes are an integral part of these financial statements.

34	Putnam VT Absolute Return 500 Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)
Class IA
12/31/17	$10.15	.10	.63	.73	—	—	—	—	$10.88	7.19	$20.90		.98	576[f]
12/31/16	10.46	.09	—	.09	(.38)	—	(.02)	(.40)	10.15	.93	11.90		.86	503[f]
12/31/15	10.78	.06	(.08)	(.02)	(.04)	(.26)	—	(.30)	10.46	(.22)	21.90		.58	520[f]
12/31/14	10.49	.05	.38	.43	(.14)	—	—	(.14)	10.78	4.12	11.90		.46	317[f]
12/31/13	10.07	.01	.44	.45	(.03)	—	—	(.03)	10.49	4.46	10.90		.12	208[g]
Class IB
12/31/17	$10.03	.08	.62	.70	—	—	—	—	$10.73	6.98	$33,221	1.15	.76	576[f]
12/31/16	10.35	.06	(.01)	.05	(.35)	—	(.02)	(.37)	10.03	.60	31,034	1.15	.61	503[f]
12/31/15	10.67	.03	(.07)	(.04)	(.02)	(.26)	—	(.28)	10.35	(.44)	33,818	1.15	.33	520[f]
12/31/14	10.41	.02	.38	.40	(.14)	—	—	(.14)	10.67	3.86	25,220	1.15	.22	317[f]
12/31/13	10.03	—[h]	.41	.41	(.03)	—	—	(.03)	10.41	4.08	21,681	1.15	(.04)	208[g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
12/31/17	0.45%
12/31/16	0.51
12/31/15	0.44
12/31/14	0.50
12/31/13	0.45

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
December 31, 2013	280%

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund	35

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage and asset backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with

36	Putnam VT Absolute Return 500 Fund

other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $7,832,580, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Putnam VT Absolute Return 500 Fund	37

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, for gaining exposure to inflation, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to manage exposure to credit risk, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

38	Putnam VT Absolute Return 500 Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $418,450 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $170,521 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $708,475 and the value of securities loaned amounted to $694,425.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $144,207 to decrease undistributed net investment income and $144,207 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,265,822
Unrealized depreciation	(1,530,982)
Net unrealized appreciation	734,840
Undistributed ordinary income	97,965
Undistributed long-term gain	1,185,686
Cost for federal income tax purposes	$35,437,395

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 62.1% of the fund is owned by accounts of one insurance company.

Putnam VT Absolute Return 500 Fund	39

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.724% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $31,240 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $117,877 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$9
Class IB	23,206
Total	$23,215

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $591 under the expense offset arrangements and by $263 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$95,010,092	$102,080,221
U.S. government securities
(Long-term)	—	—
Total	$95,010,092	$102,080,221

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

40	Putnam VT Absolute Return 500 Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	755	$8,055	2,529	$26,026	1,030,038	$10,629,005	828,710	$8,326,302
Shares issued in connection with
reinvestment of distributions	—	—	79	781	—	—	124,489	1,224,973
	755	8,055	2,608	26,807	1,030,038	10,629,005	953,199	9,551,275
Shares repurchased	(3)	(29)	(3,488)	(35,574)	(1,026,459)	(10,653,645)	(1,128,927)	(11,292,884)
Net increase (decrease)	752	$8,026	(880)	$(8,767)	3,579	$(24,640)	(175,728)	$(1,741,609)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class IA	1,084	59.04%	$11,794

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value as of
Name of affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	12/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$—	$9,963,225	$9,254,750	$5,002	$708,475
Putnam Short Term Investment
Fund**	6,256,480	1,650,900	1,949,219	66,894	5,958,161
Total Short-term investments	$6,256,480	$11,614,125	$11,203,969	$71,986	$6,666,636

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$70,000
Purchased currency options (contract amount)	$1,200,000
Purchased swap option contracts (contract amount)	$3,100,000
Written equity option contracts (contract amount)	$4,000
Written currency options (contract amount)	$1,200,000
Written swap option contracts (contract amount)	$2,800,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$13,300,000
Centrally cleared interest rate swap contracts (notional)	$21,100,000
OTC total return swap contracts (notional)	$56,800,000
OTC credit default contracts (notional)	$2,500,000
Centrally cleared credit default contracts (notional)	$4,300,000
Warrants (number of warrants)	43,000

Putnam VT Absolute Return 500 Fund	41

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$272,021*	Unrealized depreciation	$424,978*
Foreign exchange contracts	Investments, Receivables	71,141	Payables	124,469
Equity contracts	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
	appreciation	981,654*	Unrealized depreciation	904,197*
Interest rate contracts	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
	appreciation	49,147*	Unrealized depreciation	81,842*
Total		$1,373,963		$1,535,486

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$178,477	$178,477
Foreign exchange contracts	—	23,141	—	51,141	—	74,282
Equity contracts	110,611	(302,392)	249,490	—	(345,452)	(287,743)
Interest rate contracts	—	(16,146)	(32,547)	—	113,380	64,687
Total	$110,611	$(295,397)	$216,943	$51,141	$(53,595)	$29,703

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(117,747)	$(117,747)
Foreign exchange contracts	—	(1,782)	—	(67,554)	—	(69,336)
Equity contracts	(61,956)	15,485	78,661	—	161,497	193,687
Interest rate contracts	—	10,156	(23,618)	—	(35,588)	(49,050)
Total	$(61,956)	$23,859	$55,043	$(67,554)	$8,162	$(42,446)

Note 8 — Strategy and name change

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment goal and strategy. The fund’s goal will be to seek positive total return and the investment strategy will remain substantially the same, but with a higher risk/return profile resulting from increased exposure to certain equity and equity-like asset classes. In connection with these changes, the fund’s name will change to Putnam VT Multi-Asset Absolute Return Fund. Putnam Management anticipates that the changes will be effective on or about April 30, 2018. See the prospectus supplement for more information.

42	Putnam VT Absolute Return 500 Fund

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Putnam VT Absolute Return 500 Fund	43

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return
swap contracts*#	$424,412	$17	$—	$295,258	$—	$67	$78,204	$57,041	$—	$—	$247	$—	$—	$—	$—	$—	$—	$855,246
Centrally cleared total return
swap contracts§	—	—	51,392	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51,392
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	1,864	22,778	—	34,770	—	—	28,343	—	—	—	—	—	—	87,755
Centrally cleared credit
default contracts§	—	—	357	—	—	—	—	—	—	—	—	—	—	—	—	—	—	357
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	9,735	—	—	—	—	—	9,735
Forward currency contracts#	2,222	2,439	—	6,307	—	4,899	—	16,569	7,064	5,694	—	—	—	3,830	3,604	3,927	1,355	57,910
Forward premium swap
option contracts#	1,006	—	—	341	—	—	—	—	—	636	—	—	191	—	—	—	—	2,174
Purchased swap options**#	1,259	—	—	3,089	—	150	—	469	—	1,444	—	—	14	—	—	—	—	6,425
Purchased options**#	8,981	13,230	—	8,966	—	—	—	—	—	28,687	—	—	—	—	—	—	—	59,864
Repurchase agreements**	—	—	—	—	—	—	—	—	—	—	—	7,679,000	—	—	—	—	—	7,679,000
Total Assets	$437,880	$15,686	$51,749	$313,961	$1,864	$27,894	$78,204	$108,849	$7,064	$36,461	$28,590	$7,688,735	$205	$3,830	$3,604	$3,927	$1,355	$8,809,858
Liabilities:
OTC Total return
swap contracts*#	378,270	27	—	197,452	—	71,742	49,383	129,338	—	20,964	—	—	—	—	—	54,281	—	901,457
Centrally cleared total return
swap contracts§	—	—	46,185	—	—	—	—	—	—	—	—	—	—	—	—	—	—	46,185
OTC Credit default contracts —
protection sold*#	1,603	4,072	—	—	874	103,148	—	72,704	—	—	85,405	—	530	—	—	—	—	268,336
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	16,540	—	—	—	—	—	16,540
Forward currency contracts#	11,122	7,543	—	10,953	—	6,361	—	36,228	5,311	7,197	—	—	—	6,223	11,360	8,419	3,802	114,519
Forward premium swap
option contracts#	896	291	—	171	—	—	—	48	—	525	—	—	234	—	—	—	—	2,165
Written swap options#	1,094	—	—	4,131	—	20	—	640	—	3,687	—	—	25	—	—	—	—	9,597
Written options#	—	9,949	—	417	—	—	—	—	—	1	—	—	—	—	—	—	—	10,367
Total Liabilities	$392,985	$21,882	$46,185	$213,124	$874	$181,271	$49,383	$238,958	$5,311	$32,374	$85,405	$16,540	$789	$6,223	$11,360	$62,700	$3,802	$1,369,166
Total Financial and Derivative
Net Assets	$44,895	$(6,196)	$5,564	$100,837	$990	$(153,377)	$28,821	$(130,109)	$1,753	$4,087	$(56,815)	$7,672,195	$(584)	$(2,393)	$(7,756)	$(58,773)	$(2,447)	$7,440,692
Total collateral
received (pledged)†##	$31,835	$—	$—	$100,837	$—	$(153,377)	$—	$—	$—	$—	$—	$7,672,195	$—	$—	$—	$—	$—
Net amount	$13,060	$(6,196)	$5,564	$—	$990	$—	$28,821	$(130,109)	$1,753	$4,087	$(56,815)	$—	$(584)	$(2,393)	$(7,756)	$(58,773)	$(2,447)
Controlled collateral received
(including TBA commitments)**	$31,835	$—	$—	$110,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$141,835
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,832,580	$—	$—	$—	$—	$—	$7,832,580
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(170,521)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(170,521)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $153,657 and $330,465, respectively.

44	Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund	45

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,304,255 as a capital gain dividend with respect to the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

46	Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT Absolute Return 500 Fund	47

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48	Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
The Putnam Advisory Company, LLC	Legal Counsel	George Putnam, III
One Post Office Square	Ropes & Gray LLP	Robert L. Reynolds
Boston, MA 02109		Manoj P. Singh
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund	49

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	VTAN110 309490 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$73,186	$ —	$11,176	$45
December 31, 2016	$84,249	$ —	$10,467	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $393,752 and $570,220 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —
December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018